UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period :	October 1, 2014 — September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9|30|15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund
Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	120

About the Trustees	121

Officers	123

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99-9/30/15

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
9/15

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The four portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

James A. Fetch
(industry since 1994)

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

How would you describe the global investment environment during the 12-month reporting period ended September 30, 2015?

Overall, it was a volatile investment climate, highlighted by extreme bouts of downward movement in the equity markets during the final three months of the period amid global concerns about decelerating economic activity in China. In its entirety, the 12-month period could also be seen as one with two disparate halves.

During the first six months of the period, moments of volatility occurred across the global capital markets, with solid upticks in some markets interrupted by downturns, which were then often followed by rebounds to new highs. By comparison, the final six months of the period were marked by negative performance in the global equity markets. For the full 12-month period, global equities, as measured by the U.S. dollar-denominated MSCI All-Country World Index, returned –6.16%.

In the United States, concrete evidence of accelerating economic growth initially drove solid returns in the equity market, with key domestic indexes achieving all-time highs during the fourth quarter of 2014. Those highs were challenged in early 2015 by worries about the months-long drop in oil prices, the negative effects of a strengthening U.S. dollar on the earnings of some large multinational companies, and the ever-present fears of

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Growth Fund	5

short-term interest-rate hikes as the Federal Reserve continued to prepare the markets for an eventual rate increase. In spite of the sometimes volatile investment environment, U.S. equity markets achieved solid returns during the first six months of the period, benefiting from improving economic conditions, still-low interest rates, and a benign inflation scenario. Many international markets did not fare as well for the 12-month period overall, although, among developed economies, European and Asian stocks appeared to gain momentum. Economic growth in many emerging markets continued to decelerate, and stock performance declined in U.S. dollar terms.

Equity performance in the second half of the period was mostly negative across all world markets due to volatility. The extreme volatility in equity markets was driven primarily by concerns about the economic slowdown in China, the world’s second-largest economy.

Chinese equities had begun to experience sharp downside volatility as early as June. In August, however, as the Chinese government took more aggressive steps to address the slowing economy — including a devaluation of the yuan — Chinese stocks sold off at an alarming rate. The collapse of Chinese stock prices spread quickly across the world stage, with stock prices plummeting in most major equity markets as investors worried about how weakening demand from China could affect the performance of other world economies. Emerging-market and growth stocks were hardest hit.

In the fixed-income arena, geopolitical crises in the Middle East, Ukraine, and elsewhere, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed

Allocations are shown as a percentage of the fund’s net assets as of 9/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Growth Fund

higher-yielding, non-investment-grade debt during the period. While rate-sensitive assets as measured by the Barclays U.S. Aggregate Bond Index produced a gain of nearly 3% for the 12-month period, that gain did little to offset the negative effects of the volatility in equities.

How did the portfolio perform in this environment, and what factors influenced that performance?

Putnam Dynamic Asset Allocation Growth Fund produced a small negative result for the 12-month reporting period ended September 30, 2015, returning –1.26% at net asset value. This result lagged that of the fund’s primary benchmark, the Russell 3000 Index, which returned –0.49%. For the period as a whole, however, the fund slightly outperformed its secondary benchmark, the Putnam Growth Blended Benchmark, which returned –2.25%.

The fund’s performance was affected by the significant headwinds present in the equity markets. In terms of active portfolio management decisions within that environment, a few asset allocation decisions worked against the fund during the period, which were offset in part by some more favorable security selection decisions.

The fund’s allocation to fixed-income securities helped offset some of the downward pressure of its equity allocations. However, our decision to favor credit-sensitive instruments over interest-rate-sensitive instruments had an overall negative effect on performance, as widening yield spreads in the second half of the period weighed on

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund	7

the performance of high-yield bonds. This drag on performance was offset in part by opportune security selection within the high-yield allocation. The fund’s underweight position in interest-rate-sensitive securities detracted, as risk-weary investors sought out safer havens in the second half of the period, pushing up U.S. Treasury prices.

On the equity side, our decision to overweight small-cap stocks during the period detracted from returns, as the equity sell-off was felt more severely among stocks at the lower end of the market-capitalization range. Our security selection decisions were mixed. Some of the strategies that had worked well for the fund earlier in the year turned against us in the second half of the period. In particular, some of the fund’s holdings in the U.S. large-cap and small-cap spaces ended up giving back some of their solid performance from the first half. Despite this recent slide in the performance of our large-cap holdings, large-cap security selection continued to be the most significant contributor to the fund’s outperformance relative to its benchmark over the 12-month reporting period.

In addition, the fund enjoyed positive security selection in some of its international growth- and value-style strategies, as well as in a separate strategic investment strategy that focuses in part on low-beta, lower-risk security selection.

What is your outlook for the investment environment as we head toward 2016?

We are more optimistic than most about the current state of U.S. economic growth. In addition, we do not think that the Chinese economy is in the process of imploding; rather, we think it possible for China to see annualized economic growth in the 5% to 7% range. Also, we believe that accommodative monetary policies in the eurozone and Japan could continue to be supportive of

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Growth Fund

investments in those regions. On the whole, the third-quarter’s pullback in equity prices was a useful correction that could present attractive buying opportunities in the future, in our view. While we believe that potential headwinds and volatility remain, our outlook continues to call for a slight tactical tilt toward equities and other risk assets.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Growth Fund	9

IN THE NEWS

Emerging and developing economies —which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook, trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

10	Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.42%	7.13%	7.13%	7.13%	6.60%	6.60%	6.89%	6.71%	7.14%	7.69%	7.70%	7.69%

10 years	75.41	65.33	65.44	65.44	62.92	62.92	66.92	61.08	70.62	79.59	80.12	79.61
Annual average	5.78	5.16	5.16	5.16	5.00	5.00	5.26	4.88	5.49	6.03	6.06	6.03

5 years	58.13	49.04	52.35	50.35	52.48	52.48	54.31	48.91	56.29	60.14	60.61	60.16
Annual average	9.60	8.31	8.78	8.50	8.80	8.80	9.06	8.29	9.34	9.88	9.94	9.88

3 years	32.24	24.63	29.25	26.25	29.35	29.35	30.32	25.76	31.33	33.30	33.69	33.31
Annual average	9.76	7.62	8.93	8.08	8.96	8.96	9.23	7.94	9.51	10.05	10.16	10.06

1 year	–1.26	–6.93	–2.02	–6.29	–1.99	–2.84	–1.71	–5.15	–1.50	–1.00	–0.94	–0.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Dynamic Asset Allocation Growth Fund	11

Comparative index returns For periods ended 9/30/15

			Lipper Mixed-Asset
			Target Allocation
		Putnam Growth	Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.84%	—†	7.03%

10 years	95.23	82.10%	63.64
Annual average	6.92	6.18	4.99

5 years	86.54	55.84	44.95
Annual average	13.28	9.28	7.66

3 years	42.49	28.01	22.79
Annual average	12.53	8.58	7.05

1 year	–0.49	–2.25	–2.48

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 508, 474, 427, 312, and 54 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Change in the value of a $10,000 investment ($9,425 after sales charge)
Cumulative total return from 9/30/05 to 9/30/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,544 and $16,292, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,108. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,062, $17,959, $18,012, and $17,961, respectively.

12	Dynamic Asset Allocation Growth Fund

Fund price and distribution information For the 12-month period ended 9/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.343		$0.193	$0.227	$0.254		$0.318	$0.385	$0.404	$0.390

Capital gains

Long-term gains	1.552		1.552	1.552	1.552		1.552	1.552	1.552	1.552

Short-term gains	0.520		0.520	0.520	0.520		0.520	0.520	0.520	0.520

Total	$2.415		$2.265	$2.299	$2.326		$2.390	$2.457	$2.476	$2.462

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/14	$17.58	$18.65	$17.22	$16.82	$17.23	$17.85	$17.28	$17.74	$17.78	$17.74

9/30/15	15.05	15.97	14.72	14.30	14.72	15.25	14.74	15.21	15.24	15.21

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/14	1.07%	1.82%	1.82%	1.57%	1.32%	0.82%	0.72%	0.82%

Annualized expense ratio for the
six-month period ended 9/30/15*	1.06%	1.81%	1.81%	1.56%	1.31%	0.80%	0.70%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Growth Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2015, to September 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.11	$8.71	$8.72	$7.52	$6.32	$3.86	$3.38	$3.91

Ending value (after expenses)	$923.30	$920.00	$920.80	$921.70	$923.00	$925.20	$925.30	$925.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2015, use the following calculation method. To find the value of your investment on April 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.37	$9.15	$9.15	$7.89	$6.63	$4.05	$3.55	$4.10

Ending value (after expenses)	$1,019.75	$1,015.99	$1,015.99	$1,017.25	$1,018.50	$1,021.06	$1,021.56	$1,021.01

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Dynamic Asset Allocation Growth Fund	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Growth Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

18	Dynamic Asset Allocation Growth Fund

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain

Dynamic Asset Allocation Growth Fund	19

competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

20 Dynamic Asset Allocation Growth Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

The Trustees noted that your fund’s performance was in the top decile of its Lipper peer group for each of the three-year and five-year periods ended December 31, 2014. Over the one-year, three-year and five-year periods ended December 31, 2014, there were 561, 511 and 470 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance

Dynamic Asset Allocation Growth Fund	21

accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund	23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) at September 30, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2015

24 Dynamic Asset Allocation Growth Fund

The fund’s portfolio 9/30/15

COMMON STOCKS (63.2%)*	Shares	Value

Banking (5.6%)
Access National Corp.	8,380	$170,701

Axis Bank, Ltd. (India)	116,643	883,935

Banco de Sabadell SA (Spain)	84,834	155,829

Banco Latinoamericano de Exportaciones SA Class E (Panama)	18,650	431,748

Banco Macro SA ADR (Argentina) †	10,708	411,187

Banco Santander SA (Spain)	180,990	963,715

Bank Hapoalim BM (Israel)	70,985	357,331

Bank of America Corp.	1,209,100	18,837,778

Bank of China, Ltd. (China)	1,839,000	795,991

Bank of Ireland (Ireland) †	1,571,898	611,936

Bank of New York Mellon Corp. (The)	197,900	7,747,785

Bank of Queensland, Ltd. (Australia)	42,335	346,160

Barclays PLC (United Kingdom)	183,020	676,635

BNP Paribas SA/New York, NY (France)	57,779	3,402,359

BofI Holding, Inc. †	3,039	391,514

Cardinal Financial Corp.	16,134	371,243

China Construction Bank Corp. (China)	1,997,000	1,337,685

Citizens & Northern Corp.	10,431	203,613

Commercial International Bank Egypt SAE GDR (Egypt)	236,208	1,449,684

Credicorp, Ltd. (Peru)	1,159	123,271

Credit Agricole SA (France)	130,334	1,495,452

Credit Suisse Group AG (Switzerland)	42,779	1,029,164

Customers Bancorp, Inc. †	21,682	557,227

DNB ASA (Norway)	10,568	137,722

Dubai Islamic Bank PJSC (United Arab Emirates)	433,326	794,284

East West Bancorp, Inc.	5,840	224,373

Farmers Capital Bank Corp. †	7,558	187,816

FCB Financial Holdings, Inc. Class A †	15,939	519,930

Federal Bank, Ltd. (India)	506,205	494,822

Financial Institutions, Inc.	10,775	267,005

First Community Bancshares, Inc.	10,175	182,133

First NBC Bank Holding Co. † S	11,570	405,413

FirstMerit Corp.	12,675	223,967

Flushing Financial Corp.	10,678	213,774

Grupo Financiero Banorte SAB de CV (Mexico)	215,842	1,058,724

Hanmi Financial Corp.	21,363	538,348

Heartland Financial USA, Inc.	7,226	262,232

Home Capital Group, Inc. (Canada) S	19,500	468,029

Horizon Bancorp	8,124	192,945

ING Groep NV GDR (Netherlands)	79,016	1,121,686

Itau Unibanco Holding SA ADR (Preference) (Brazil)	75,000	496,500

JPMorgan Chase & Co.	355,677	21,685,627

King’s Town Bank Co., Ltd. (Taiwan)	598,000	422,669

Lloyds Banking Group PLC (United Kingdom)	157,885	179,985

MainSource Financial Group, Inc.	16,040	326,574

Meta Financial Group, Inc.	5,916	247,111

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (63.2%)* cont.	Shares	Value

Banking cont.
Metro Bank PLC (acquired 1/15/14, cost $189,830) (Private)
(United Kingdom) † ΔΔF	8,918	$215,514

Mizuho Financial Group, Inc. (Japan)	1,679,000	3,153,763

Opus Bank	9,530	364,427

Pacific Premier Bancorp, Inc. †	10,099	205,212

PacWest Bancorp	4,302	184,169

Peoples Bancorp, Inc.	9,952	206,902

Permanent TSB Group Holdings PLC (Ireland) †	138,138	734,482

Popular, Inc. (Puerto Rico) †	59,239	1,790,795

Regions Financial Corp.	497,900	4,486,079

Renasant Corp.	9,039	296,931

Republic Bancorp, Inc. Class A	6,471	158,863

Resona Holdings, Inc. (Japan)	479,800	2,451,403

Shinsei Bank, Ltd. (Japan)	203,000	419,319

Skandinaviska Enskilda Banken AB (Sweden)	125,231	1,338,391

Societe Generale SA (France)	33,063	1,478,976

State Street Corp.	191,100	12,843,831

Sumitomo Mitsui Financial Group, Inc. (Japan)	88,900	3,384,200

Talmer Bancorp, Inc. Class A	17,769	295,854

United Community Banks, Inc.	10,732	219,362

Virgin Money Holdings UK PLC (United Kingdom) †	102,697	601,445

Wells Fargo & Co.	100,082	5,139,211

Woori Bank (South Korea)	28,342	224,183

YES Bank, Ltd. (India)	53,885	601,568

114,198,492
Basic materials (2.5%)
Aceto Corp.	7,394	202,965

Akzo Nobel NV (Netherlands)	6,408	416,588

Amcor, Ltd. (Australia)	123,929	1,151,303

American Vanguard Corp.	29,611	342,303

Andersons, Inc. (The)	6,635	225,988

ArcelorMittal SA (France)	77,460	404,730

Assa Abloy AB Class B (Sweden)	19,587	351,817

BASF SE (Germany)	44,051	3,361,285

BHP Billiton, Ltd. (Australia)	33,641	530,576

Braskem SA Class A (Preference) (Brazil)	134,200	564,287

Cabot Corp.	5,045	159,220

Cambrex Corp. †	12,477	495,087

Chicago Bridge & Iron Co. NV S	9,692	384,385

Compagnie De Saint-Gobain (France)	10,244	444,996

Continental Building Products, Inc. †	26,973	554,025

CRH PLC (Ireland)	5,702	150,838

Domtar Corp. (Canada)	7,381	263,871

Dow Chemical Co. (The)	3,800	161,120

EMS-Chemie Holding AG (Switzerland)	2,303	949,507

EVA Precision Industrial Holdings, Ltd. (Hong Kong)	3,406,000	669,937

Evonik Industries AG (Germany)	24,843	830,355

Fortescue Metals Group, Ltd. (Australia) S	410,540	527,565

Glencore PLC (United Kingdom)	354,216	493,600

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Basic materials cont.
Graphic Packaging Holding Co.	140,600	$1,798,274

Innophos Holdings, Inc.	5,965	236,453

Innospec, Inc.	7,713	358,732

Kraton Performance Polymers, Inc. †	7,735	138,457

Kuraray Co., Ltd. (Japan)	41,900	523,328

LG Chemical, Ltd. (South Korea)	3,422	831,500

Lonmin PLC (United Kingdom) †	2,379	586

Lotte Chemical Corp. (South Korea)	2,422	551,708

LyondellBasell Industries NV Class A	89,898	7,493,897

Minerals Technologies, Inc.	3,168	152,571

Mitsubishi Gas Chemical Co., Inc. (Japan)	57,000	263,668

Mitsubishi Materials Corp. (Japan)	299,000	912,101

Mondi PLC (South Africa)	24,206	508,020

Mota-Engil Africa NV (Angola)	15,508	61,579

Mota-Engil SGPS SA (Portugal) S	389,335	827,260

Nitto Denko Corp. (Japan)	20,700	1,243,267

NN, Inc.	21,110	390,535

Orion Engineered Carbons SA (Luxembourg)	18,375	265,519

Patrick Industries, Inc. †	13,680	540,223

PhosAgro OAO GDR (Russia)	49,153	678,739

PTT Global Chemical PCL (Thailand)	433,500	641,979

Rio Tinto PLC (United Kingdom)	20,371	683,421

Royal Boskalis Westminster NV (Netherlands)	15,922	697,010

Sealed Air Corp.	85,900	4,026,992

Sherwin-Williams Co. (The)	36,000	8,020,080

Siam Cement PCL (The) NVDR (Thailand)	40,500	518,777

Smurfit Kappa Group PLC (Ireland)	5,314	142,859

Sumitomo Metal Mining Co., Ltd. (Japan)	71,000	808,464

Symrise AG (Germany)	2,009	120,679

Syngenta AG (Switzerland)	383	123,013

ThyssenKrupp AG (Germany)	73,077	1,279,636

Trex Co., Inc. †	2,933	97,757

UPM-Kymmene OYJ (Finland)	73,626	1,106,169

US Concrete, Inc. †	7,476	357,278

voestalpine AG (Austria)	15,006	516,319

Weyerhaeuser Co. R	20,800	568,672

Yara International ASA (Norway)	6,488	259,267

51,381,137
Capital goods (4.0%)
ABB, Ltd. (Switzerland)	67,210	1,190,260

ACS Actividades de Construccion y Servicios SA (Spain)	20,899	600,963

Aerospace Industrial Development Corp. (Taiwan)	12,000	14,406

AGCO Corp.	42,700	1,991,101

Airbus Group SE (France)	15,498	920,519

Allison Transmission Holdings, Inc.	165,300	4,411,857

Altra Industrial Motion Corp.	12,065	278,943

Argan, Inc.	14,318	496,548

Avery Dennison Corp.	28,300	1,600,931

AZZ, Inc.	4,637	225,776

Dynamic Asset Allocation Growth Fund	27

COMMON STOCKS (63.2%)* cont.	Shares	Value

Capital goods cont.
BAE Systems PLC (United Kingdom)	237,437	$1,612,013

Bharat Electronics, Ltd. (India)	34,815	603,288

Boer Power Holdings, Ltd. (China)	244,000	411,806

Bombardier, Inc. Class B (Canada)	72,000	90,101

Carlisle Cos., Inc.	12,400	1,083,512

Chase Corp.	3,902	153,700

Cleanaway Co., Ltd. (Taiwan)	123,000	550,144

Cooper-Standard Holding, Inc. †	6,899	400,142

Crown Holdings, Inc. †	140,700	6,437,025

Cubic Corp.	12,624	529,451

Douglas Dynamics, Inc.	6,104	121,225

Fabrinet (Thailand) †	34,664	635,391

General Dynamics Corp.	95,900	13,229,405

Hyster-Yale Materials Holdings, Inc.	3,165	183,032

IDEX Corp.	35,200	2,509,760

Ingersoll-Rand PLC	47,300	2,401,421

Jiangnan Group, Ltd. (China)	3,290,000	679,279

JTEKT Corp (Japan)	18,200	255,384

dorma + kaba Holding AG Class B (Switzerland)	556	341,799

Kadant, Inc.	8,992	350,778

KBR, Inc.	156,000	2,598,960

Leggett & Platt, Inc.	47,700	1,967,625

MasTec, Inc. †	27,193	430,465

Matrix Service Co. †	20,605	462,994

Miller Industries, Inc.	10,519	205,541

Mitsubishi Electric Corp. (Japan)	170,000	1,560,891

Mobileye NV (Israel) † S	3,500	159,180

MSA Safety, Inc.	3,794	151,646

Northrop Grumman Corp.	68,000	11,284,600

Orbital ATK, Inc.	13,306	956,302

OSRAM Licht AG (Germany)	17,308	894,264

Roper Technologies, Inc.	49,200	7,709,640

S&T Motiv Co., Ltd. (South Korea)	9,014	502,600

Safran SA (France)	9,993	754,001

Sandvik AB (Sweden)	154,507	1,318,126

Sound Global, Ltd. (China) † F S	1,133,000	890,897

Spirit AeroSystems Holdings, Inc. Class A †	43,200	2,088,288

Standex International Corp.	4,431	333,876

Stoneridge, Inc. †	23,457	289,459

Tetra Tech, Inc.	24,645	599,120

Thales SA (France)	3,131	218,132

THK Co., Ltd. (Japan)	44,500	708,069

Trinseo SA † S	28,273	713,893

Triumph Group, Inc.	6,948	292,372

Vinci SA (France)	6,806	432,776

Wabash National Corp. †	41,985	444,621

		82,278,298

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Communication services (2.4%)
BCE, Inc. (Canada)	4,300	$175,996

Bharti Infratel, Ltd. (India)	124,623	675,251

BT Group PLC (United Kingdom)	298,397	1,898,792

CalAmp Corp. †	20,050	322,605

Cellnex Telecom SAU 144A (Spain) †	14,111	240,135

China Mobile, Ltd. (China)	209,000	2,494,435

Cincinnati Bell, Inc. †	106,254	331,512

CJ Hellovision Co., Ltd. (South Korea)	53,039	503,805

Cogent Communications Holdings, Inc.	9,334	253,511

Com Hem Holding AB (Sweden)	61,341	513,008

Deutsche Telekom AG (Germany)	94,005	1,668,781

Dish TV India, Ltd. (India) †	457,414	743,719

EchoStar Corp. Class A †	13,265	570,793

Frontier Communications Corp.	67,246	319,419

Idea Cellular, Ltd. (India)	371,697	848,411

IDT Corp. Class B	9,414	134,620

Inteliquent, Inc.	13,767	307,417

InterXion Holding NV (Netherlands) †	4,400	119,152

Iridium Communications, Inc. † S	23,548	144,820

Juniper Networks, Inc.	288,400	7,414,764

KDDI Corp. (Japan)	57,500	1,287,674

Liberty Global PLC Ser. C (United Kingdom) †	5,700	233,814

Liberty Global PLC LiLAC Class C (United Kingdom) †	275	9,416

NeuStar, Inc. Class A † S	9,941	270,495

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	39,600	1,390,741

NTT DoCoMo, Inc. (Japan)	78,200	1,311,077

Numericable-SFR (France) †	9,597	444,500

Orange SA (France)	81,077	1,226,136

Quebecor, Inc. Class B (Canada)	12,000	262,660

SBA Communications Corp. Class A †	53,800	5,635,012

ShoreTel, Inc. †	25,494	190,440

Sky PLC (United Kingdom)	155,569	2,461,743

Spark New Zealand, Ltd. (New Zealand)	101,127	192,757

Spok Holdings, Inc.	12,208	200,944

Telecom Italia SpA RSP (Italy)	667,781	685,306

Telenor ASA (Norway)	47,014	879,453

Telstra Corp., Ltd. (Australia)	363,775	1,436,089

Ubiquiti Networks, Inc. S	5,904	200,087

Verizon Communications, Inc.	245,415	10,678,007

Vodafone Group PLC (United Kingdom)	364,275	1,151,851

49,829,148
Conglomerates (0.1%)
Mitsubishi Corp. (Japan)	36,300	596,820

Orkla ASA (Norway)	33,574	249,400

Siemens AG (Germany)	16,433	1,468,177

Tyco International PLC	7,000	234,220

		2,548,617

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (63.2%)* cont.	Shares	Value

Consumer cyclicals (9.4%)
Accor SA (France)	2,473	$115,768

Adecco SA (Switzerland)	22,225	1,629,645

Amazon.com, Inc. †	9,900	5,067,711

ANTA Sports Products, Ltd. (China)	20,000	52,075

Aristocrat Leisure, Ltd. (Australia)	98,753	601,909

Ascena Retail Group, Inc. †	27,163	377,837

Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	24,696	314,231

BGF retail Co., Ltd. (South Korea)	4,511	772,317

Big Lots, Inc.	10,789	517,009

Brunswick Corp.	7,919	379,241

CaesarStone Sdot-Yam, Ltd. (Israel) S	3,733	113,483

Caleres, Inc.	14,539	443,876

Carmike Cinemas, Inc. †	17,448	350,530

Carter’s, Inc.	47,000	4,260,080

CEB, Inc.	2,714	185,475

Cedar Fair LP	7,327	385,473

Central Plaza Hotel PCL (Thailand)	413,600	427,332

Children’s Place, Inc. (The)	5,301	305,709

Cie Generale des Etablissements Michelin (France)	18,994	1,733,238

Compass Group PLC (United Kingdom)	42,459	677,862

Conn’s, Inc. † S	10,640	255,786

Continental AG (Germany)	11,810	2,508,675

Cooper Tire & Rubber Co.	14,264	563,571

Ctrip.com International, Ltd. ADR (China) †	12,801	808,767

Cyfrowy Polsat SA (Poland) †	109,453	673,413

Dai Nippon Printing Co., Ltd. (Japan)	242,000	2,353,231

Daimler AG (Registered Shares) (Germany)	3,886	281,692

Dalata Hotel Group PLC (Ireland) † ##	54,373	262,700

Deckers Outdoor Corp. †	5,365	311,492

Deluxe Corp.	14,568	812,020

Dillards, Inc. Class A	4,969	434,241

Discovery Communications, Inc. Class A † S	444,827	11,578,847

DSW, Inc. Class A	11,659	295,089

Ennis, Inc.	12,915	224,204

Equinix, Inc.	26,500	2,575,270

Eros International Media, Ltd. (India) †	93,824	752,689

Eros International PLC †	8,900	241,991

Ethan Allen Interiors, Inc.	15,628	412,735

Everi Holdings, Inc. †	29,384	150,740

Express, Inc. †	22,271	397,983

Fiat Chrysler Automobiles NV (United Kingdom) †	20,269	264,192

Five Below, Inc. † S	5,297	177,873

Flight Centre Travel Group, Ltd. (Australia)	28,316	719,215

Fuji Heavy Industries, Ltd. (Japan)	63,900	2,312,330

G&K Services, Inc. Class A	5,621	374,471

G-III Apparel Group, Ltd. †	2,405	148,292

Gray Television, Inc. †	54,572	696,339

Harvey Norman Holdings, Ltd. (Australia)	278,615	764,902

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Heartland Payment Systems, Inc.	3,570	$224,946

Hilton Worldwide Holdings, Inc.	351,600	8,065,704

Home Depot, Inc. (The)	170,681	19,711,949

Honda Motor Co., Ltd. (Japan)	6,900	205,749

Hyundai Department Store Co., Ltd. (South Korea)	4,204	477,457

Inditex SA (Spain)	36,846	1,234,327

Industrivarden AB Class A (Sweden)	35,395	671,140

ITV PLC (United Kingdom)	622,786	2,323,720

KAR Auction Services, Inc.	65,975	2,342,113

Kia Motors Corp. (South Korea)	13,765	624,382

Kimberly-Clark Corp.	85,600	9,333,824

Kingfisher PLC (United Kingdom)	443,793	2,413,247

Lagardere SCA (France)	56,418	1,563,881

Landauer, Inc.	11,048	408,666

Lear Corp.	48,600	5,286,708

Liberty Interactive Corp. Class A †	115,100	3,019,073

Liberty Media Corp. Class A †	49,900	1,782,428

LifeLock, Inc. † S	12,551	109,947

Lions Gate Entertainment Corp.	22,546	829,693

Live Nation Entertainment, Inc. †	15,670	376,707

LIXIL Group Corp. (Japan)	17,600	357,950

Lowe’s Cos., Inc.	174,127	12,000,833

Luxottica Group SpA (Italy)	6,305	438,287

Macy’s, Inc.	85,003	4,362,354

Malibu Boats, Inc. Class A †	19,652	274,735

Marcus Corp.	19,545	378,000

Marks & Spencer Group PLC (United Kingdom)	222,499	1,690,782

Marriott Vacations Worldwide Corp.	5,421	369,387

Mazda Motor Corp. (Japan)	28,100	446,110

MCBC Holdings, Inc. †	16,929	219,400

Mediaset SpA (Italy)	57,994	267,306

Men’s Wearhouse, Inc. (The)	10,123	430,430

Modetour Network, Inc. (South Korea)	19,991	649,395

Moncler SpA (Italy)	16,272	291,769

Naspers, Ltd. Class N (South Africa)	9,841	1,234,783

National CineMedia, Inc.	26,474	355,281

News Corp. Class A †	100,300	1,265,786

Nexstar Broadcasting Group, Inc. Class A	5,899	279,318

Next PLC (United Kingdom)	3,509	404,987

NIKE, Inc. Class B	105,900	13,022,523

Nintendo Co., Ltd. (Japan)	3,400	574,402

Nippon Television Holdings, Inc. (Japan)	15,700	254,218

Nissan Motor Co., Ltd. (Japan)	48,100	443,072

Oxford Industries, Inc.	6,686	493,962

Panasonic Corp. (Japan)	175,700	1,783,718

Penn National Gaming, Inc. †	20,304	340,701

Peugeot SA (France) †	64,853	979,755

PGT, Inc. †	44,841	550,647

Dynamic Asset Allocation Growth Fund	31

COMMON STOCKS (63.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Pitney Bowes, Inc.	13,052	$259,082

Poya International Co., Ltd. (Taiwan)	76,000	761,154

ProSiebenSat.1 Media SE (Germany)	6,676	326,922

Publicis Groupe SA (France)	14,814	1,012,096

Puregold Price Club, Inc. (Philippines)	1,278,900	849,075

RE/MAX Holdings, Inc. Class A	13,645	490,947

Regal Entertainment Group Class A S	26,468	494,687

Scotts Miracle-Gro Co. (The) Class A	8,811	535,885

Securitas AB Class B (Sweden)	101,709	1,243,783

Sequential Brands Group, Inc. † S	14,043	203,202

ServiceMaster Global Holdings, Inc. †	35,200	1,180,960

Shimamura Co., Ltd. (Japan)	5,300	571,948

Sirius XM Holdings, Inc. †	1,237,800	4,629,372

Six Flags Entertainment Corp.	33,200	1,519,896

SJM Holdings, Ltd. (Hong Kong)	519,000	369,461

Smith & Wesson Holding Corp. †	30,971	522,481

Sohgo Security Services Co., Ltd. (Japan)	6,200	282,925

Sony Corp. (Japan) †	13,000	317,869

Sotheby’s Class A S	7,353	235,149

Sports Direct International PLC (United Kingdom) †	29,211	335,121

Steven Madden, Ltd. †	4,970	182,001

TABCORP Holdings, Ltd. (Australia)	69,535	228,652

Taiwan Paiho, Ltd. (Taiwan)	143,000	392,323

Tata Motors, Ltd. (India) †	182,196	831,567

Taylor Wimpey PLC (United Kingdom)	215,694	639,904

Thor Industries, Inc.	11,400	590,520

TiVo, Inc. †	14,000	121,240

Top Glove Corp. Bhd (Malaysia)	381,800	702,422

Toppan Printing Co., Ltd. (Japan)	126,000	1,016,806

Toyota Industries Corp. (Japan)	5,300	252,629

Toyota Motor Corp. (Japan)	14,000	823,401

Vail Resorts, Inc.	2,058	215,431

Valeo SA (France)	7,122	964,466

Verisk Analytics, Inc. Class A †	32,900	2,431,639

Viacom, Inc. Class B	112,200	4,841,430

Vista Outdoor, Inc. †	3,613	160,526

Visteon Corp. †	4,654	471,171

Wolters Kluwer NV (Netherlands)	28,665	883,797

Wolverine World Wide, Inc.	14,055	304,150

WPP PLC (United Kingdom)	36,527	760,668

Wyndham Worldwide Corp.	35,647	2,563,019

Yamaha Motor Co., Ltd. (Japan)	30,300	611,118

Zee Entertainment Enterprises, Ltd. (India)	122,908	737,006

192,097,004
Consumer finance (0.2%)
Cardtronics, Inc. †	10,375	339,263

Dewan Housing Finance Corp., Ltd. (India)	23,932	80,566

Encore Capital Group, Inc. † S	11,417	422,429

Federal Agricultural Mortgage Corp. Class C	7,548	195,720

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Consumer finance cont.
Housing Development Finance Corp., Ltd. (India)	55,271	$1,021,175

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	260,400	1,150,094

Nelnet, Inc. Class A	12,103	418,885

PRA Group, Inc. † S	10,521	556,771

4,184,903
Consumer staples (5.6%)
Altria Group, Inc.	38,000	2,067,200

AMBEV SA ADR (Brazil)	118,230	579,327

Amorepacific Group (South Korea)	4,898	677,576

Anheuser-Busch InBev SA/NV (Belgium)	4,649	493,789

Associated British Foods PLC (United Kingdom)	12,491	633,058

Avis Budget Group, Inc. †	12,581	549,538

Avon Products, Inc.	19,957	64,860

Barrett Business Services, Inc.	2,899	124,454

Barry Callebaut AG (Switzerland)	614	668,919

Beacon Roofing Supply, Inc. †	12,309	399,919

Bloomin’ Brands, Inc.	23,126	420,431

Bright Horizons Family Solutions, Inc. †	4,977	319,722

Brinker International, Inc.	9,298	489,726

British American Tobacco PLC (United Kingdom)	21,622	1,194,975

Buffalo Wild Wings, Inc. †	654	126,503

Bunge, Ltd.	140,800	10,320,640

Cal-Maine Foods, Inc. S	7,405	404,387

Coca-Cola Amatil, Ltd. (Australia)	75,709	479,715

Coca-Cola Enterprises, Inc.	68,900	3,331,315

Coca-Cola HBC AG (Switzerland)	25,672	544,352

Colgate-Palmolive Co.	22,500	1,427,850

ConAgra Foods, Inc.	104,300	4,225,193

Coty, Inc. Class A †	37,560	1,016,374

CVS Health Corp.	170,438	16,443,858

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040)
(Private) (Germany) † ΔΔ F	20	137,650

Distribuidora Internacional de Alimentacion SA (Spain)	102,010	616,562

Dr. Pepper Snapple Group, Inc.	117,700	9,304,185

Estacio Participacoes SA (Brazil)	141,400	502,898

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) †ΔΔ F	1	1

Farmer Bros. Co. †	5,213	142,054

Fomento Economico Mexicano SAB de CV ADR (Mexico)	6,200	553,350

Global Fashion Holding SA (acquired 8/2/13, cost $43,833) (Private)
(Brazil) †ΔΔF	1,036	26,982

Gourmet Master Co., Ltd. (Taiwan)	111,000	662,478

Grand Canyon Education, Inc. †	11,639	442,166

Grape King Bio, Ltd. (Taiwan)	147,000	735,886

Groupon, Inc. †	40,488	131,991

Gruma SAB de CV Class B (Mexico)	84,197	1,157,996

Henkel AG & Co. KGaA (Preference) (Germany)	6,254	642,573

Imperial Tobacco Group PLC (United Kingdom)	34,025	1,761,072

ITOCHU Corp. (Japan)	64,200	680,956

ITT Educational Services, Inc. † S	6,620	22,707

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (63.2%)* cont.	Shares	Value

Consumer staples cont.
J Sainsbury PLC (United Kingdom)	226,956	$898,241

Japan Tobacco, Inc. (Japan)	37,000	1,150,990

JBS SA (Brazil)	230,643	977,375

JG Summit Holdings, Inc. (Philippines)	376,090	571,633

John B. Sanfilippo & Son, Inc.	13,120	672,531

Kao Corp. (Japan)	40,600	1,844,592

Kerry Group PLC Class A (Ireland)	11,621	873,864

Kforce, Inc.	18,048	474,301

Koninklijke Ahold NV (Netherlands)	112,110	2,188,096

Korn/Ferry International	9,770	323,094

Kroger Co. (The)	149,900	5,406,893

LG Household & Health Care, Ltd. (South Korea)	1,816	1,311,835

Liberty Ventures Ser. A †	77,000	3,106,950

METRO AG (Germany)	17,292	477,030

Molson Coors Brewing Co. Class B	2,500	207,550

Mondelez International, Inc. Class A	45,500	1,905,085

Monster Worldwide, Inc. † S	90,415	580,464

Nestle SA (Switzerland)	43,333	3,263,257

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) †ΔΔF	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) †ΔΔF	1	1

Nomad Foods, Ltd. (United Kingdom) †	1,945	30,638

Nutraceutical International Corp. †	6,568	155,070

On Assignment, Inc. †	14,852	548,039

Papa John’s International, Inc.	4,397	301,107

Paylocity Holding Corp. †	3,724	111,683

PepsiCo, Inc.	84,000	7,921,200

Philip Morris International, Inc.	4,500	356,985

Pinnacle Foods, Inc.	57,070	2,390,092

Rakuten, Inc. (Japan)	16,900	216,739

Reckitt Benckiser Group PLC (United Kingdom)	12,281	1,114,760

Recruit Holdings Co., Ltd. (Japan)	3,200	96,258

SABMiller PLC (United Kingdom)	6,844	387,825

Sally Beauty Holdings, Inc. †	13,182	313,073

Seven & i Holdings Co., Ltd. (Japan)	4,400	201,597

Shiseido Co., Ltd. (Japan)	8,200	179,717

Shutterfly, Inc. †	2,061	73,681

Sonic Corp.	14,408	330,664

SpartanNash Co.	15,005	387,879

Swedish Match AB (Sweden)	42,024	1,272,211

Team Health Holdings, Inc. †	3,045	164,521

TrueBlue, Inc. †	18,250	410,078

Uni-President Enterprises Corp. (Taiwan)	248,000	429,307

Unilever NV ADR (Netherlands)	28,822	1,159,920

Unilever PLC (United Kingdom)	20,995	855,243

WH Group, Ltd. 144A (Hong Kong) †	2,824,605	1,407,085

WM Morrison Supermarkets PLC (United Kingdom)	20,646	52,013

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Consumer staples cont.
Wolseley PLC (United Kingdom)	9,885	$578,265

Woolworths, Ltd. (Australia)	16,521	288,894

X5 Retail Group NV GDR (Russia) †	53,232	929,279

Zalando SE (Germany) †	1,865	61,772

113,484,566
Energy (4.0%)
BG Group PLC (United Kingdom)	36,997	533,486

Bharat Petroleum Corp., Ltd. (India)	48,466	629,414

BP PLC (United Kingdom)	528,620	2,679,403

Callon Petroleum Co. †	66,237	482,868

Cameron International Corp. †	116,000	7,113,120

Connacher Oil and Gas, Ltd. (Canada) †	3,341	1,403

CVR Energy, Inc. S	25,300	1,038,565

Delek US Holdings, Inc.	10,619	294,146

Diamondback Energy, Inc. †	1,990	128,554

EnCana Corp. (Canada)	20,200	130,025

EP Energy Corp. Class A † S	23,959	123,389

Exxon Mobil Corp.	5,935	441,267

Ezion Holdings, Ltd. (Singapore) S	374,280	172,259

Genel Energy PLC (United Kingdom) †	47,009	197,740

Gulfport Energy Corp. †	6,029	178,941

Hess Corp.	8,200	410,492

Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499

Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499

Northern Oil and Gas, Inc. † S	38,511	170,219

Occidental Petroleum Corp.	213,300	14,109,795

OMV AG (Austria)	93,601	2,275,335

Pacific Ethanol, Inc. †	28,171	182,830

Questar Corp.	29,000	562,890

Repsol YPF SA (Spain)	58,803	685,214

REX American Resources Corp. † S	6,574	332,776

Royal Dutch Shell PLC Class A (United Kingdom)	66,437	1,566,698

Royal Dutch Shell PLC Class A (United Kingdom)	36,636	869,949

Royal Dutch Shell PLC Class B (United Kingdom)	60,533	1,435,822

S-Oil Corp. (South Korea)	10,677	569,288

Schlumberger, Ltd.	218,637	15,079,394

SM Energy Co.	6,097	195,348

Statoil ASA (Norway)	163,399	2,383,491

Stone Energy Corp. †	9,852	48,866

Suncor Energy, Inc. (Canada)	24,700	660,579

Superior Energy Services, Inc.	191,600	2,419,908

TerraForm Global, Inc. Class A †	36,266	241,532

Tesoro Corp.	28,900	2,810,236

Total SA (France)	56,135	2,530,851

Valero Energy Corp.	231,600	13,919,160

Vestas Wind Systems A/S (Denmark)	38,480	2,005,442

Whiting Petroleum Corp. †	9,302	142,042

Woodside Petroleum, Ltd. (Australia)	45,183	923,830

		80,677,565

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (63.2%)* cont.	Shares	Value

Financial (1.4%)
3i Group PLC (United Kingdom)	298,338	$2,110,204

Bolsa Mexicana de Valores SAB de CV (Mexico)	477,500	749,091

Broadridge Financial Solutions, Inc.	20,200	1,118,070

CoreLogic, Inc. †	25,800	960,534

E.Sun Financial Holding Co., Ltd. (Taiwan)	1,206,000	709,886

Eurazeo SA (France)	6,201	412,624

Goldman Sachs Group, Inc. (The)	4,421	768,193

HSBC Holdings PLC (United Kingdom)	318,222	2,407,282

JSE, Ltd. (South Africa)	38,743	361,254

KKR & Co. LP	10,300	172,834

Mitsubishi UFJ Financial Group, Inc. (Japan)	255,500	1,544,205

Morgan Stanley	333,300	10,498,950

Moscow Exchange MICEX-RTS OAO (Russia) †	587,836	716,809

Natixis SA (France)	69,407	383,487

ORIX Corp. (Japan)	124,100	1,605,269

SBI Holdings, Inc. (Japan)	87,000	983,977

UBS Group AG (Switzerland)	85,982	1,593,343

Unifin Financiera SAPI de CV SOFOM ENR (Mexico) †	350,300	780,383

Warsaw Stock Exchange (Poland)	34,903	350,590

28,226,985
Health care (8.7%)
ACADIA Pharmaceuticals, Inc. †	8,022	265,288

Accuray, Inc. † S	21,886	109,321

Aetna, Inc.	38,800	4,245,108

Alere, Inc. †	19,414	934,784

Alkermes PLC †	2,102	123,324

Allergan PLC †	1,630	443,050

AMAG Pharmaceuticals, Inc. † S	27,998	1,112,361

AmerisourceBergen Corp.	130,600	12,405,694

Amgen, Inc.	83,500	11,549,720

AmSurg Corp. †	7,294	566,817

Anacor Pharmaceuticals, Inc. †	882	103,820

Anthem, Inc.	86,300	12,082,000

Applied Genetic Technologies Corp. †	7,371	96,855

Aratana Therapeutics, Inc. †	13,497	114,185

Ardelyx, Inc. † S	19,618	338,999

ARIAD Pharmaceuticals, Inc. †	82,289	480,568

Asaleo Care, Ltd. (Australia)	55,018	69,314

Astellas Pharma, Inc. (Japan)	177,300	2,301,723

AstraZeneca PLC (United Kingdom)	50,009	3,173,739

AtriCure, Inc. †	9,586	210,029

aTyr Pharma, Inc. † S	6,065	62,227

Aurobindo Pharma, Ltd. (India)	111,977	1,315,936

Bayer AG (Germany)	4,743	606,194

Biospecifics Technologies Corp. †	4,212	183,390

C.R. Bard, Inc.	31,600	5,887,396

Carbylan Therapeutics, Inc. †	3,534	12,616

Cardinal Health, Inc.	84,900	6,522,018

Cardiome Pharma Corp. (Canada) †	83,376	703,693

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Health care cont.
Catalent, Inc. †	6,841	$166,236

Celgene Corp. †	1,800	194,706

Celldex Therapeutics, Inc. †	8,585	90,486

Centene Corp. †	75,978	4,120,287

Cepheid †	2,375	107,350

Charles River Laboratories International, Inc. †	18,000	1,143,360

CHC Healthcare Group (Taiwan)	242,000	392,437

Chemed Corp.	7,886	1,052,544

Chiasma, Inc. †	1,674	33,279

Chimerix, Inc. †	2,791	106,616

China Biologic Products, Inc. (China) †	6,641	596,495

Conmed Corp.	7,941	379,103

Depomed, Inc. †	6,026	113,590

DexCom, Inc. †	5,276	452,997

Dyax Corp. †	9,996	190,824

Dynavax Technologies Corp. †	13,615	334,112

Eagle Pharmaceuticals, Inc. † S	2,820	208,765

Emergent BioSolutions, Inc. †	13,058	372,022

Enanta Pharmaceuticals, Inc. † S	5,100	184,314

Entellus Medical, Inc. †	5,713	102,948

Exact Sciences Corp. † S	3,558	64,008

FivePrime Therapeutics, Inc. †	5,351	82,352

Gilead Sciences, Inc.	179,400	17,615,286

GlaxoSmithKline PLC (United Kingdom)	99,547	1,908,288

Globus Medical, Inc. Class A †	9,666	199,700

Greatbatch, Inc. †	12,060	680,425

Grifols SA ADR (Spain)	8,105	246,392

Halozyme Therapeutics, Inc. † S	6,270	84,206

Health Net, Inc. †	9,868	594,251

HealthEquity, Inc. †	9,164	270,796

HealthSouth Corp.	12,913	495,472

Hikma Pharmaceuticals PLC (United Kingdom)	11,696	404,106

Hill-Rom Holdings, Inc.	10,487	545,219

Hologic, Inc. †	26,000	1,017,380

Hua Han Bio-Pharmaceutical Holdings, Ltd. (China) S	3,536,000	436,817

ICU Medical, Inc. †	8,857	969,842

Immune Design Corp. †	6,370	77,714

Impax Laboratories, Inc. †	2,762	97,250

Infinity Pharmaceuticals, Inc. †	8,901	75,213

Inotek Pharmaceuticals Corp. † S	9,487	89,178

Insulet Corp. †	3,845	99,624

Insys Therapeutics, Inc. † S	11,180	318,183

Integrated Diagnostics Holdings PLC (Egypt) †	73,579	459,203

Isis Pharmaceuticals, Inc. † S	2,416	97,655

Jazz Pharmaceuticals PLC †	10,898	1,447,363

Kindred Healthcare, Inc.	13,170	207,428

Lannett Co., Inc. † S	16,497	684,955

Ligand Pharmaceuticals, Inc. †	1,841	157,682

Dynamic Asset Allocation Growth Fund	37

COMMON STOCKS (63.2%)* cont.	Shares	Value

Health care cont.
Medicines Co. (The) †	3,076	$116,765

Mediclinic International, Ltd. (South Africa)	134,883	1,076,718

Medipal Holdings Corp. (Japan)	146,000	2,325,628

Merck & Co., Inc.	185,871	9,180,169

Merck KGaA (Germany)	9,193	813,862

Merrimack Pharmaceuticals, Inc. † S	23,171	197,185

MiMedx Group, Inc. † S	20,876	201,453

Molina Healthcare, Inc. †	1,422	97,905

Myriad Genetics, Inc. †	4,040	151,419

Netcare, Ltd. (South Africa)	229,752	603,254

Neurocrine Biosciences, Inc. †	9,429	375,180

Novartis AG (Switzerland)	44,510	4,100,027

Novavax, Inc. †	11,242	79,481

Novo Nordisk A/S Class B (Denmark)	39,224	2,111,204

Omega Healthcare Investors, Inc. R	17,078	600,292

OncoMed Pharmaceuticals, Inc. †	4,650	77,144

Ophthotech Corp. †	5,153	208,800

OraSure Technologies, Inc. †	37,025	164,391

Otsuka Holdings Company, Ltd. (Japan)	9,200	295,693

Pfizer, Inc.	641,481	20,148,918

Portola Pharmaceuticals, Inc. †	2,877	122,618

POZEN, Inc. † S	57,101	333,184

Prestige Brands Holdings, Inc. †	6,135	277,057

Prothena Corp. PLC (Ireland) †	11,507	521,727

Providence Service Corp. (The) †	7,554	329,203

PTC Therapeutics, Inc. †	4,552	121,538

RadNet, Inc. †	30,074	166,911

Repligen Corp. †	13,248	368,957

Retrophin, Inc. †	6,967	141,151

Roche Holding AG-Genusschein (Switzerland)	11,938	3,155,858

Rockwell Medical, Inc. † S	38,646	297,961

Sage Therapeutics, Inc. †	2,365	100,087

Sanofi (France)	56,006	5,335,447

Select Medical Holdings Corp.	33,672	363,321

Shionogi & Co., Ltd. (Japan)	20,000	718,908

Shire PLC (United Kingdom)	20,707	1,413,336

Sientra, Inc. †	2,415	24,512

Spectranetics Corp. (The) †	10,061	118,619

STAAR Surgical Co. †	17,160	133,162

Steris Corp. S	2,830	183,865

Sucampo Pharmaceuticals, Inc. Class A †	13,515	268,543

Supernus Pharmaceuticals, Inc. †	9,333	130,942

Surgical Care Affiliates, Inc. †	14,021	458,346

Suzuken Co., Ltd. (Japan)	44,500	1,487,064

TESARO, Inc. †	6,899	276,650

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	18,860	1,064,836

Threshold Pharmaceuticals, Inc. †	25,191	102,527

TransEnterix, Inc. † S	61,916	139,930

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Health care cont.
Trevena, Inc. †	12,567	$130,068

Triple-S Management Corp. Class B (Puerto Rico) †	8,939	159,204

UCB SA (Belgium)	4,435	347,116

uniQure NV (Netherlands) †	6,243	127,669

United Therapeutics Corp. †	23,600	3,097,264

WellCare Health Plans, Inc. †	3,900	336,102

West Pharmaceutical Services, Inc.	10,559	571,453

Zeltiq Aesthetics, Inc. †	10,289	329,557

Zoetis, Inc.	124,300	5,118,674

177,087,483
Insurance (2.5%)
ACE, Ltd.	2,596	268,426

Admiral Group PLC (United Kingdom)	12,264	279,210

Ageas (Belgium)	38,477	1,579,446

AIA Group, Ltd. (Hong Kong)	339,600	1,768,142

Allianz SE (Germany)	14,005	2,195,079

Allied World Assurance Co. Holdings AG	37,347	1,425,535

Allstate Corp. (The)	120,100	6,994,624

American Equity Investment Life Holding Co. S	19,490	454,312

American Financial Group, Inc.	10,400	716,664

American International Group, Inc.	8,700	494,334

Amtrust Financial Services, Inc.	10,801	680,247

Aspen Insurance Holdings, Ltd.	15,000	697,050

AXA SA (France)	90,027	2,185,599

BB Seguridade Participacoes SA (Brazil)	110,800	693,391

Cathay Financial Holding Co., Ltd. (Taiwan)	349,000	477,518

Challenger, Ltd. (Australia)	165,703	833,061

CNO Financial Group, Inc.	20,882	392,790

CNP Assurances (France)	103,872	1,442,624

Employers Holdings, Inc.	25,333	564,673

Essent Group, Ltd. (Bermuda) †	6,997	173,875

Federated National Holding Co.	25,115	603,262

Genworth Financial, Inc. Class A †	347,764	1,606,670

HCI Group, Inc.	10,916	423,213

Heritage Insurance Holdings, Inc. †	25,380	500,747

Intact Financial Corp. (Canada)	3,300	231,754

Maiden Holdings, Ltd. (Bermuda)	17,862	247,925

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	4,380	815,974

NN Group NV (Netherlands)	28,877	828,366

Prudential Financial, Inc.	142,600	10,867,546

Prudential PLC (United Kingdom)	55,058	1,163,957

Reinsurance Group of America, Inc.	11,400	1,032,726

SCOR SE (France)	7,661	275,164

St James’s Place PLC (United Kingdom)	18,862	242,818

Swiss Life Holding AG (Switzerland)	4,603	1,029,076

Swiss Re AG (Switzerland)	32,984	2,835,283

Symetra Financial Corp.	17,915	566,831

United Insurance Holdings Corp.	35,690	469,324

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (63.2%)* cont.	Shares	Value

Insurance cont.
Validus Holdings, Ltd.	17,500	$788,725

Voya Financial, Inc.	68,700	2,663,499

51,509,460
Investment banking/Brokerage (0.2%)
Alexander Forbes Group Holdings, Ltd. (South Africa)	523,147	288,914

China Cinda Asset Management Co., Ltd. (China)	907,000	316,337

Daiwa Securities Group, Inc. (Japan)	43,000	278,675

Deutsche Bank AG (Germany)	29,676	797,800

Investor AB Class B (Sweden)	43,142	1,484,853

Macquarie Korea Infrastructure Fund (South Korea)	65,610	439,709

Oppenheimer Holdings, Inc. Class A	10,731	214,727

3,821,015
Miscellaneous (—%)
Orica, Ltd. (Australia)	20,690	219,158

219,158
Real estate (2.5%)
AG Mortgage Investment Trust, Inc. R	4,911	74,745

Agree Realty Corp. R	8,300	247,755

American Capital Agency Corp. R	147,400	2,756,380

Annaly Capital Management, Inc. R	342,900	3,384,423

Apollo Commercial Real Estate Finance, Inc. R	12,731	200,004

Apollo Residential Mortgage, Inc. R	21,313	269,823

Arbor Realty Trust, Inc. R	49,174	312,747

Arlington Asset Investment Corp. Class A	5,648	79,354

ARMOUR Residential REIT, Inc. R	3,290	65,932

Ashford Hospitality Prime, Inc. R	1,269	17,804

Ashford Hospitality Trust, Inc. R	31,029	189,277

Brixmor Property Group, Inc. R	33,700	791,276

Campus Crest Communities, Inc. R	39,728	211,353

CBL & Associates Properties, Inc. R	11,125	152,969

CBRE Group, Inc. Class A †	289,100	9,251,200

Chimera Investment Corp. R	51,500	688,555

China Overseas Land & Investment, Ltd. (China)	294,000	897,225

Communications Sales & Leasing, Inc. R	29,898	535,174

CYS Investments, Inc. R	15,951	115,804

Dexus Property Group (Australia) R	180,360	906,841

EPR Properties R	4,625	238,511

Equity Lifestyle Properties, Inc. R	11,100	650,127

First Industrial Realty Trust R	9,956	208,578

Foxtons Group PLC (United Kingdom)	102,932	370,150

General Growth Properties R	294,100	7,637,777

Hang Lung Group, Ltd. (Hong Kong)	51,000	173,517

Hersha Hospitality Trust R	8,502	192,655

Hibernia REIT PLC (Ireland) R	493,379	698,817

Invesco Mortgage Capital, Inc. R	8,066	98,728

Investors Real Estate Trust R	22,445	173,724

Japan Hotel REIT Investment Corp (Japan) R	684	436,561

Jones Lang LaSalle, Inc.	25,600	3,680,512

Kawasan Industri Jababeka Tbk PT (Indonesia)	26,290,594	287,941

Kennedy-Wilson Holdings, Inc.	10,562	234,160

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Real estate cont.
Kerry Properties, Ltd. (Hong Kong)	293,500	$806,681

KWG Property Holding, Ltd. (China)	692,000	457,047

Lexington Realty Trust R	44,477	360,264

LTC Properties, Inc. R	11,742	501,031

Macquarie Mexico Real Estate Management SA de CV (Mexico) R	467,700	591,234

MFA Financial, Inc. R	173,569	1,182,005

Mitsubishi Estate Co., Ltd. (Japan)	8,000	163,963

Mitsui Fudosan Co., Ltd. (Japan)	9,000	247,506

National Health Investors, Inc. R	10,766	618,937

New World Development Co., Ltd. (Hong Kong)	1,226,000	1,193,019

Nomura Real Estate Holdings, Inc. (Japan)	12,000	241,955

One Liberty Properties, Inc. R	10,869	231,836

Persimmon PLC (United Kingdom)	40,926	1,246,994

Post Properties, Inc. R	3,915	228,205

Ramco-Gershenson Properties Trust R	13,019	195,415

Regus PLC (United Kingdom)	85,953	399,510

Scentre Group (Australia) R	144,058	395,409

Select Income REIT R	8,220	156,262

Sumitomo Realty & Development Co., Ltd. (Japan)	13,000	415,253

Sumitomo Warehouse Co., Ltd. (The) (Japan)	78,000	377,915

Summit Hotel Properties, Inc. R	28,387	331,276

Two Harbors Investment Corp. R	325,600	2,871,792

Universal Health Realty Income Trust R	2,751	129,132

Wheelock and Co., Ltd. (Hong Kong)	392,000	1,705,563

51,278,603
Technology (10.0%)
A10 Networks, Inc. †	45,107	270,191

Advanced Energy Industries, Inc. †	20,082	528,157

Agilent Technologies, Inc.	132,700	4,555,591

Alcatel-Lucent (France) †	171,910	632,908

Alibaba Group Holding, Ltd. ADR (China) † S	1,902	112,161

Ambarella, Inc. † S	3,679	212,609

Amdocs, Ltd.	74,700	4,248,936

Analog Devices, Inc.	73,900	4,168,699

Apigee Corp. † S	12,151	128,193

Apple, Inc.	363,368	40,079,490

Applied Micro Circuits Corp. †	46,054	244,547

Aspen Technology, Inc. †	6,052	229,431

AtoS (France)	4,419	339,376

AVG Technologies NV (Netherlands) †	20,786	452,096

Baidu, Inc. ADR (China) †	2,981	409,619

Barracuda Networks, Inc. †	7,795	121,446

Blackbaud, Inc.	5,327	298,951

Brocade Communications Systems, Inc.	31,976	331,911

CACI International, Inc. Class A †	2,573	190,325

Casetek Holdings, Ltd. (Taiwan)	138,000	591,695

Cavium, Inc. †	2,732	167,663

Ceva, Inc. †	15,982	296,786

Cirrus Logic, Inc. †	7,380	232,544

Dynamic Asset Allocation Growth Fund	41

COMMON STOCKS (63.2%)* cont.	Shares	Value

Technology cont.
Computer Sciences Corp.	109,200	$6,702,696

Constant Contact, Inc. †	5,770	139,865

Cornerstone OnDemand, Inc. †	5,835	192,555

CSG Systems International, Inc.	14,030	432,124

Cypress Semiconductor Corp. †	47,988	408,858

DSP Group, Inc. †	37,334	340,113

Dun & Bradstreet Corp. (The)	3,600	378,000

eBay, Inc. †	528,900	12,926,316

EMC Corp.	276,200	6,672,992

EnerSys	11,545	618,581

Engility Holdings, Inc.	14,661	377,961

Fairchild Semiconductor International, Inc. †	10,046	141,046

Fortinet, Inc. †	9,400	399,312

Fujitsu, Ltd. (Japan)	158,000	689,022

Genpact, Ltd. †	23,200	547,752

Gigamon, Inc. †	3,621	72,456

Glu Mobile, Inc. † S	61,230	267,575

Google, Inc. Class A †	32,536	20,770,006

GungHo Online Entertainment, Inc. (Japan) S	324,500	962,652

HCL Technologies, Ltd. (India)	71,368	1,070,205

Himax Technologies, Inc. ADR (Taiwan) S	23,100	184,107

Hon Hai Precision Industry Co., Ltd. (Taiwan)	342,000	889,081

Hoya Corp. (Japan)	62,300	2,047,158

Ibiden Co., Ltd. (Japan)	35,000	460,573

inContact, Inc. †	29,819	223,941

Infineon Technologies AG (Germany)	118,021	1,326,331

Infosys, Ltd. (India)	66,711	1,189,073

Integrated Device Technology, Inc. †	6,057	122,957

Intersil Corp. Class A	20,219	236,562

Intuit, Inc.	73,700	6,540,875

Ixia †	43,436	629,388

Jabil Circuit, Inc.	16,368	366,152

Japan Display, Inc. (Japan) †	31,800	91,679

L-3 Communications Holdings, Inc.	67,309	7,035,137

Lattice Semiconductor Corp. †	63,395	244,071

Leidos Holdings, Inc.	85,300	3,523,743

Lenovo Group, Ltd. (China)	370,000	314,167

Lexmark International, Inc. Class A	5,249	152,116

Manhattan Associates, Inc. †	4,387	273,310

Marvell Technology Group, Ltd.	270,500	2,448,025

Maxim Integrated Products, Inc.	125,400	4,188,360

MAXIMUS, Inc.	3,717	221,385

MediaTek, Inc. (Taiwan)	17,000	126,864

Mellanox Technologies, Ltd. (Israel) †	5,346	202,025

Mentor Graphics Corp.	26,825	660,700

Microsemi Corp. †	6,414	210,507

Microsoft Corp.	59,609	2,638,294

MobileIron, Inc. † S	18,451	57,198

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Technology cont.
Monolithic Power Systems, Inc.	3,616	$185,139

MTS Systems Corp.	2,496	150,035

Murata Manufacturing Co., Ltd. (Japan)	11,200	1,454,523

NCSoft Corp. (South Korea)	3,586	575,004

NetEase, Inc. ADR (China)	4,879	586,065

Netscout Systems, Inc. †	2,212	78,238

Nexon Co., Ltd. (Japan)	38,200	511,643

Nimble Storage, Inc. † S	5,143	124,049

ON Semiconductor Corp. †	46,372	435,897

Oracle Corp.	427,268	15,432,920

Otsuka Corp. (Japan)	5,500	268,527

Perficient, Inc. †	15,907	245,445

Plexus Corp. †	12,048	464,812

Power Integrations, Inc.	4,333	182,723

Proofpoint, Inc. †	4,339	261,728

PROS Holdings, Inc. †	6,598	146,080

QAD, Inc. Class A	11,823	302,669

Qlik Technologies, Inc. †	4,993	181,995

QLogic Corp. †	66,058	677,095

Qualys, Inc. †	3,122	88,852

Quantum Corp. † S	125,785	87,710

Rackspace Hosting, Inc. †	8,394	207,164

RIB Software AG (Germany) S	14,964	235,152

Rovi Corp. †	13,019	136,569

Samsung Electronics Co., Ltd. (South Korea)	3,876	3,727,536

Sanmina Corp. †	11,681	249,623

Sartorius AG (Preference) (Germany)	851	202,642

Semtech Corp. †	6,547	98,860

Silergy Corp. (China)	34,777	341,877

Silicon Laboratories, Inc. †	2,373	98,574

Skyworth Digital Holdings, Ltd. (China)	1,260,000	860,044

SolarWinds, Inc. †	71,100	2,789,964

SS&C Technologies Holdings, Inc.	4,293	300,682

Sumco Corp. (Japan)	10,100	90,654

Symantec Corp.	251,868	4,903,870

Synaptics, Inc. †	6,429	530,135

Synchronoss Technologies, Inc. † S	5,576	182,893

SYNNEX Corp.	5,031	427,937

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	420,350	1,677,409

TDK Corp. (Japan)	5,600	318,530

Tech Data Corp. †	4,553	311,881

Tencent Holdings, Ltd. (China)	142,900	2,403,369

Teradyne, Inc.	154,600	2,784,346

Tyler Technologies, Inc. †	2,752	410,901

Veeva Systems, Inc. Class A † S	7,639	178,829

VeriFone Systems, Inc. †	7,164	198,658

Verint Systems, Inc. †	5,604	241,813

Wasion Group Holdings, Ltd. (Hong Kong)	474,000	492,827

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (63.2%)* cont.	Shares	Value

Technology cont.
Web.com Group, Inc. †	17,402	$366,834

Woodward, Inc.	13,218	537,973

Xerox Corp.	549,800	5,349,554

Yandex NV Class A (Russia) †	60,218	646,139

203,301,579
Transportation (2.0%)
Aegean Marine Petroleum Network, Inc. (Greece) S	39,382	265,435

Aena SA (Spain) †	2,076	229,251

ANA Holdings, Inc. (Japan)	651,000	1,830,654

AP Moeller — Maersk A/S (Denmark)	1,247	1,923,970

Aurizon Holdings, Ltd. (Australia)	135,745	480,191

Central Japan Railway Co. (Japan)	6,400	1,035,043

ComfortDelgro Corp., Ltd. (Singapore)	621,600	1,258,421

Delta Air Lines, Inc.	260,977	11,710,038

Deutsche Post AG (Germany)	33,819	935,994

International Consolidated Airlines Group SA (Spain) †	127,979	1,143,774

International Consolidated Airlines Group SA (Spain) †	38,788	346,154

Japan Airlines Co., Ltd. (Japan)	8,300	293,010

Matson, Inc.	4,064	156,423

Qantas Airways, Ltd. (Australia) †	222,304	582,068

Royal Mail PLC (United Kingdom)	162,018	1,126,525

Ryanair Holdings PLC ADR (Ireland)	27,953	2,188,720

Scorpio Tankers, Inc.	23,586	216,284

Swift Transportation Co. † S	26,422	396,858

TAV Havalimanlari Holding AS (Turkey)	56,425	443,277

Turk Hava Yollari AO (Turkey) †	208,524	549,745

United Parcel Service, Inc. Class B	124,500	12,286,905

Universal Truckload Services, Inc.	1,204	18,746

XPO Logistics, Inc. † S	5,609	133,662

Yangzijiang Shipbuilding Holdings, Ltd. (China)	2,568,500	2,053,953

41,605,101
Utilities and power (2.1%)
AES Corp.	138,200	1,352,978

AGL Resources, Inc.	21,000	1,281,840

American Electric Power Co., Inc.	174,500	9,922,070

Centrica PLC (United Kingdom)	280,828	975,873

China Resources Power Holdings Co., Ltd. (China)	402,000	923,617

China Water Affairs Group, Ltd. (China)	928,000	429,945

Concord New Energy Group, Ltd. (China)	10,130,000	687,857

E.ON SE (Germany)	64,013	549,161

Endesa SA (Spain)	45,063	949,473

Enel SpA (Italy)	286,596	1,281,486

ENI SpA (Italy)	107,651	1,693,818

Entergy Corp.	163,224	10,625,882

First Gen Corp. (Philippines)	1,115,200	529,414

Glow Energy PCL (Thailand)	250,000	585,480

Huadian Fuxin Energy Corp, Ltd. (China)	1,394,000	483,409

Iberdrola SA (Spain)	336,098	2,236,175

Korea Electric Power Corp. (South Korea)	7,566	311,479

44 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (63.2%)* cont.	Shares	Value

Utilities and power cont.
RWE AG (Germany)	73,722	$835,309

SSE PLC (United Kingdom)	11,887	269,580

Tokyo Electric Power Co., Inc. (Japan) †	100,100	671,707

Tokyo Gas Co., Ltd. (Japan)	163,000	792,351

UGI Corp.	140,850	4,904,397

Veolia Environnement SA (France)	35,074	803,768

		43,097,069

Total common stocks (cost $1,278,897,960)		$1,290,826,183

CORPORATE BONDS AND NOTES (11.6%)*	Principal amount	Value

Basic materials (0.9%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$285,000	$268,613

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	215,000	202,897

Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	70,000	72,300

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	36,000

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	858,000	928,785

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	95,000	76,950

ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	42,000	34,230

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	695,000	759,293

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	80,000	83,200

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	149,000	154,215

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	120,000	119,850

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	94,000	88,595

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	255,000	257,231

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	550,000	500,500

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	48,000	46,648

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	60,000	57,763

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	57,000	67,005

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	70,000	46,025

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	100,000	67,250

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	140,000	130,725

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	410,000	388,475

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	168,000	167,160

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	190,973

Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	495,000	472,690

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	282,854

Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	140,000	136,740

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Basic materials cont.
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	$23,000	$20,192

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	475,000	308,750

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 3.6s, 2017 (Canada)	35,000	32,530

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 2.7s, 2017 (Canada)	115,000	103,443

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	1,198,000	925,455

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	822,000	657,600

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	285,000	296,400

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	115,000	129,950

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	205,000	206,025

Hexion, Inc. company guaranty sr. notes 6 5/8s, 2020	62,000	52,700

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	400,000	319,000

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	199,000	172,911

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	40,000	34,300

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	227,000	238,634

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	240,000	163,200

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	174,000	180,525

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	135,000	165,105

LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	130,000	110,251

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	175,000	176,750

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	180,000	166,996

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	19,000	18,944

Momentive Performance Materials, Inc. company guaranty sr.
notes 3.88s, 2021	140,000	107,800

Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	140,000	1

Monsanto Company sr. unsec. notes 5 1/2s, 2025	405,000	449,330

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	14,000	14,738

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	6,000	6,316

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	90,000	84,150

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	65,000	53,300

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	145,000	143,550

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	395,000	380,267

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	145,000	152,205

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	115,000	108,963

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	265,000	271,625

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Basic materials cont.
Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022	$235,000	$202,100

PQ Corp. 144A sr. notes 8 3/4s, 2018	115,000	115,719

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub.
notes 1 5/8s, 2017 (United Kingdom)	885,000	881,927

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 3 1/2s, 2020 (Australia)	10,000	10,365

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	210,000	223,817

Rockwood Specialties Group, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2020	915,000	947,103

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	140,000	150,500

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	193,000	172,253

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	45,000	45,113

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	50,000	50,750

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	112,000	122,640

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	145,000	144,456

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	70,000	68,600

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	50,000	49,438

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	125,000	152,188

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	123,000	120,848

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	34,000	34,765

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	100,000	91,688

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	17,000	15,555

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	30,000	28,425

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	245,000	227,850

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	55,000	51,013

USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	28,000	29,120

USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	160,000	159,600

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	238,000	220,745

Westvaco Corp. company guaranty sr. unsec. unsub.
notes 8.2s, 2030	395,000	542,126

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	198,000	257,345

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	355,000	446,205

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	220,000	215,600

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	105,000	103,688

		17,770,415

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Capital goods (0.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	$561,000	$559,598

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	294,000	323,400

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024	120,000	116,700

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	230,000	226,550

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	110,000	111,100

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	150,000	145,125

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	75,000	69,375

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	76,000	73,910

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	65,000	61,263

Berry Plastics Escrow, LLC/Berry Plastics Escrow Corp. 144A
notes 6s, 2022 ##	80,000	80,200

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	105,000	116,443

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	106,875

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	30,000	22,500

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	305,000	329,400

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	885,000	966,501

Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	100,000	109,000

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	235,000	230,771

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	590,000	610,650

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	115,000	116,150

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	260,000	210,600

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042	150,000	138,873

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022	100,000	95,851

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	80,000	81,600

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	305,000	296,707

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	595,000	811,278

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	135,000	143,438

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	110,000	90,750

Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	75,000	75,000

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	170,000	150,025

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025	95,000	94,525

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	145,000	147,175

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Capital goods cont.
Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5 3/8s, 2025	$75,000	$72,000

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	213,000	220,455

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	65,000	71,612

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	120,000	124,200

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	100,000	99,750

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	394,000	404,343

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	227,000	219,623

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	39,000	40,658

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	454,000	426,692

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	28,000	26,688

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	132,378

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	250,000	229,063

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	415,000	392,175

9,170,970
Communication services (1.1%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	140,000	153,866

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	201,511

American Tower Corp. sr. unsec. notes 4s, 2025 R	505,000	492,738

AT&T, Inc. sr. unsec. notes 4 3/4s, 2046	392,000	359,188

AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	475,000	528,176

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	393,000	375,117

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	885,000	888,317

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	367,000	382,598

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	56,000	49,840

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	104,000	104,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	94,000	94,470

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	76,000	71,250

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	156,000	143,130

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	115,000	115,863

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	71,000	72,420

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	567,000	572,018

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Communication services cont.
CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	$283,000	$281,642

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	154,000	134,750

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	34,000	31,641

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	130,000	114,481

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	890,000	950,830

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	393,000	517,268

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	35,000	44,559

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	185,000	234,124

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	582,000	615,581

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	81,000	83,835

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	113,000	89,129

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	326,000	289,325

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	195,000	278,787

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	200,000	180,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	135,000	114,666

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	20,000	16,650

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	42,000	35,070

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	160,000	154,800

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	315,000	307,125

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	70,000	68,600

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	73,000	56,940

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	146,000	134,685

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	178,000	115,700

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	383,000	252,780

Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	118,618

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	60,000	58,875

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	147,000	152,145

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	161,000	165,510

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	150,000	145,875

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Communication services cont.
Numericable-SFR SAS 144A sr. notes 6s, 2022 (France)	$400,000	$384,000

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	141,379

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	112,000	110,600

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	75,000	79,359

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	94,828

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	311,496

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022	115,000	112,844

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	48,000	49,440

Sprint Capital Corp. company guaranty 6 7/8s, 2028	675,000	484,313

Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017	157,000	156,608

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	87,000	72,863

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	234,000	245,536

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	418,000	338,319

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	504,000	412,650

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	10,000	9,900

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	62,000	61,845

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	557,000	550,038

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019	59,000	60,033

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025	90,000	86,400

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	174,000	172,260

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	280,000	272,300

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	60,000	57,900

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	265,413

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	488,750

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	327,000	341,947

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)	120,000	142,270

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	237,000	270,035

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	618,000	619,834

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	60,000	68,736

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	2,009,000	1,765,485

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	335,000	311,703

Verizon New York, Inc. company guaranty sr. unsec. notes
Ser. B, 7 3/8s, 2032	267,000	308,840

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	367,000	359,201

Dynamic Asset Allocation Growth Fund	51

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Communication services cont.
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	$1,532,000	$1,523,461

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	335,000	309,456

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	269,000	271,018

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	212,000	164,300

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023	206,000	148,444

21,972,297
Consumer cyclicals (1.6%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	1,225,000	1,680,743

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	871,000	867,364

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	101,000	101,505

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025	110,000	106,975

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	185,000	188,700

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	446,000	489,752

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	460,000	435,683

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	213,000	206,610

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	158,000	93,220

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	125,000	126,875

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	185,000	182,688

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	277,000	267,305

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	73,000	77,745

Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024	270,000	266,625

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	930,000	1,207,975

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	217,858

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	123,000	130,380

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	42,000	42,105

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	118,000	119,475

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	34,000	33,320

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	70,000	66,850

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	25,000	26,125

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		$168,000	$170,520

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022		560,000	562,100

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		82,000	58,835

Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024		95,000	91,438

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		334,000	336,505

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023		400,000	381,178

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023		210,000	206,325

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		156,000	163,410

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		395,000	437,818

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023		65,000	67,438

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020		45,000	46,143

FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		505,000	535,906

First Cash Financial Services, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2021 (Mexico)		79,000	79,000

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		146,000	170,300

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047		465,000	663,263

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031		515,000	639,739

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		210,000	266,016

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		480,000	574,867

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		127,000	116,523

General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043		110,000	117,004

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045		110,000	103,229

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018		241,000	243,798

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017		222,000	224,450

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. Notes 3.45s, 2022		485,000	466,515

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025		137,000	132,536

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025		55,000	52,085

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		115,000	101,200

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020		179,000	181,238

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018		281,000	283,108

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		196,000	200,900

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	227,000	174,354

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$460,000	496,846

Dynamic Asset Allocation Growth Fund	53

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016	$170,000	$173,390

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022	410,000	409,822

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	89,000	100,692

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	421,000	457,147

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	373,000	378,931

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	50,000	48,744

Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	210,000	210,525

iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021	338,000	284,005

iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019	249,000	214,140

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	208,000	200,720

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	155,000	159,650

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	75,000	75,000

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	400,000	360,000

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	120,000	96,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	265,000	245,125

Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064	250,000	221,721

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	123,000	136,684

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	73,000	76,741

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	115,000	119,456

Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024	85,000	85,850

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	114,000	121,410

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	316,000	306,773

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	80,000	80,880

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	380,000	389,500

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	208,000	253,041

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	220,000	206,171

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	178,000	150,603

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2028	15,000	18,463

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	80,000	81,600

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	260,000	252,200

McGraw Hill Financial, Inc. 144A company guaranty sr. unsec.
notes 4.4s, 2026	240,000	243,555

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022	170,000	168,725

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	225,000	232,313

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	$250,000	$246,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	145,000	159,138

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	170,000	173,825

Navistar International Corp. sr. notes 8 1/4s, 2021	177,000	142,043

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	180,000	178,200

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	355,000	365,650

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8s, 2021	120,000	123,600

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	275,000	275,000

Nordstrom, Inc. sr. unsec. notes 5s, 2044	115,000	123,111

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	465,000	581,390

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	165,000	173,250

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	55,000	56,475

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	95,000	96,663

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	185,000	187,313

Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
sr. unsec. notes 5 5/8s, 2024	15,000	15,206

Owens Corning company guaranty sr. unsec. notes 9s, 2019	79,000	93,938

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	227,000	228,986

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	172,000	172,430

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	135,000	132,300

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	101,000	102,641

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	80,000	80,600

Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	390,000	387,641

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	163,000	187,450

QVC, Inc. company guaranty sr. notes 4.85s, 2024	200,000	193,783

QVC, Inc. company guaranty sr. unsub. notes 4.45s, 2025	110,000	105,996

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	428,000	409,275

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	311,000	305,558

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	125,000	130,000

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	207,000	218,126

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	165,000	162,525

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	50,000	46,500

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	500,000	436,250

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	$50,000	$35,875

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	140,000	137,900

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	118,000	118,590

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	350,000	342,125

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	40,000	36,350

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	137,000	137,343

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	277,000	282,540

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	39,000	40,463

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	277,000	277,000

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	6,000	6,368

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	11,000	11,605

Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	110,000	112,200

Spectrum Brands, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	85,000	87,550

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	151,000	161,193

Standard Pacific Corp. company guaranty sr. unsec. notes
5 7/8s, 2024	80,000	82,000

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	140,000	131,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	67,000	64,069

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	101,000	100,495

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	81,000	83,025

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	64,000	64,960

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021	195,000	191,100

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	220,000	212,616

Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
1 1/4s, 2017	885,000	886,094

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024	300,000	294,000

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	150,000	145,500

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	42,000	41,370

Univision Communications, Inc. 144A company guaranty sr.
notes 5 1/8s, 2025	50,000	46,875

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	277,000	288,080

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	105,000	102,244

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	$540,000	$708,968

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	81,969

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	31,242

Consumer staples (0.7%)		33,474,464
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	138,000	142,826

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	5,000	6,232

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	255,000	249,860

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. notes 1 1/4s, 2018	885,000	877,362

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	355,000	499,343

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2 1/2s, 2022	350,000	334,909

Ashtead Capital, Inc. 144A company guaranty notes 5 5/8s, 2024	260,000	258,700

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	300,000	313,500

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	154,000	149,077

BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)	80,000	78,200

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	335,000	340,025

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023	80,000	80,200

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	382,000	366,720

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	13,000	15,532

Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub.
notes 4.1s, 2016	122,000	123,527

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	185,000	177,018

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022	125,000	123,125

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	409,000	374,235

Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	205,000	210,429

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	532,000	611,880

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	42,000	41,895

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	175,000	182,000

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	129,000	140,933

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	258,000	247,680

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	34,000	33,830

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	885,000	897,864

CVS Pass-Through Trust sr. notes 6.036s, 2028	11,199	12,663

CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	167,127	174,321

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	145,000	147,356

Dynamic Asset Allocation Growth Fund	57

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	$416,000	$417,176

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	264,000	158,400

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	470,000	434,660

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	308,000	383,008

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	226,000	242,356

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	86,000	87,309

Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s,
2024 (Mexico)	235,000	229,294

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	59,000	61,508

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	65,000	67,438

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	55,000	57,063

Kraft Foods Group, Inc. sr. unsec. notes Ser. 144A, 6 7/8s, 2039	340,000	422,654

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	180,000	217,374

Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	340,000	427,896

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	49,000	50,225

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	338,000	360,815

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	68,534

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	199,679

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	135,000	119,036

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	218,696

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	65,000	64,215

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	879,000	884,962

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	90,000	88,425

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	126,000	122,850

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	196,000	190,120

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	190,000	188,575

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	132,000	134,520

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	188,000	197,226

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	50,000	53,000

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	79,000	75,643

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	175,000	163,844

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	168,000	167,475

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Consumer staples cont.
Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	$185,000	$148,925

Walgreens Boots Alliance, Inc. company guaranty sr. unsec.
unsub. notes 3.3s, 2021	240,000	242,938

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	190,000	197,125

14,354,206
Energy (1.0%)
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	18,000	18,704

Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	225,000	247,532

Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	123,000	105,780

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	105,000	92,138

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	126,000	110,880

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	15,000	14,088

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	124,000	120,724

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	119,000	94,010

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	19,000	15,390

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	430,000	434,877

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	185,000	185,658

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	885,000	892,608

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	49,000	30,625

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	480,000	285,900

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	260,000	167,211

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	1,185,000	1,250,548

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	160,000	48,704

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	327,000	213,265

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	90,000	58,725

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	179,000	111,428

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	871,000	867,509

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	193,000	189,623

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	179,000	170,050

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	76,000	72,390

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Energy cont.
ConocoPhillips Co. company guaranty sr. unsec. notes
1.05s, 2017	$885,000	$877,918

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	109,000	73,303

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	270,000	241,671

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	34,000	21,505

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	91,000	54,145

EQT Midstream Partners LP company guaranty sr. unsec.
notes 4s, 2024	30,000	26,482

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	104,000	30,680

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	367,000	307,363

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	179,000	157,117

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	77,000	68,126

FTS International, Inc. 144A company guaranty sr. FRN
7.837s, 2020	60,000	44,418

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	50,000	49,125

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
6 5/8s, 2023	115,000	105,800

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	45,000	15,300

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	357,000	107,100

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	95,000	79,325

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	89,760

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	132,000	138,765

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	42,000	40,950

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	65,000	55,250

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	60,000	74,514

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	210,000	72,450

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	146,000	32,120

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	95,000	19,713

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	336,000	85,680

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Energy cont.
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	$275,000	$82,500

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	203,700

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	105,000	96,075

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	245,000	153,131

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	75,000	57,375

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	215,000	170,345

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	180,000	57,600

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	80,000	10,400

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	285,000	37,050

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	400,000	364,939

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	188,000	129,720

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	1,392,000	936,120

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	515,000	164,774

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6 3/8s, 2045 (Mexico)	250,000	224,600

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,125,000	1,181,448

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 7/8s, 2024 (Mexico)	250,000	241,975

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	55,000	50,472

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5 5/8s, 2046 (Mexico)	300,000	242,717

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	885,000	905,392

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022	85,000	74,800

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023	110,000	95,700

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	390,000	398,775

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	67,000	64,823

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †	361,000	5,415

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020	215,000	130,344

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	105,000	93,975

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	180,000	173,250

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	80,000	32,000

Dynamic Asset Allocation Growth Fund	61

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Energy cont.
Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	$950,000	$1,005,199

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 2 1/8s, 2020 (Netherlands)	110,000	110,095

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	73,000	69,350

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	28,000	25,760

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	121,174

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	42,000	23,520

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	871,000	877,378

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022	75,000	31,500

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	160,000	133,600

Weatherford International, Ltd./Bermuda company guaranty sr.
unsec. notes 9 7/8s, 2039 (Bermuda)	685,000	684,434

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	322,000	278,530

Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	128,445

Williams Cos., Inc. (The) notes 7 3/4s, 2031	11,000	9,743

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	30,483

Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	400,000	317,172

Williams Partners LP sr. unsec. notes 5.4s, 2044	128,000	102,569

Williams Partners LP sr. unsec. notes 4.3s, 2024	127,000	115,244

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	56,000	56,978

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023	289,000	265,880

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	59,000	50,740

19,484,161
Financials (3.8%)
Abbey National Treasury Services PLC/London company
guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	950,000	949,949

ABN Amro Bank NV 144A sr. unsec. notes 2.45s,
2020 (Netherlands)	420,000	423,043

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	285,187

Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	135,000	134,288

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	165,000	160,875

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	146,000	153,300

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031	272,000	315,096

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	101,000	116,150

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	269,000	305,315

Ally Financial, Inc. unsec. sub. notes 8s, 2018	109,000	120,173

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	230,000	222,520

American Express Co. sr. unsec. bonds 8 1/8s, 2019	750,000	907,283

American Express Co. sr. unsec. notes 7s, 2018	617,000	693,198

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
American Express Co. sr. unsec. notes 6.15s, 2017	$1,053,000	$1,142,494

American International Group, Inc. jr. sub. FRB 8.175s, 2058	387,000	511,808

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	410,000	393,600

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	238,360

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	425,000	439,344

AXA SA 144A jr. unsec. sub. FRN 6.379s, perpetual
maturity (France)	305,000	325,017

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	200,000	211,500

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	184,981

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	953,000	924,410

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	75,000	76,500

Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	565,000	566,485

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,227,000	1,231,537

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	871,000	886,736

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	270,000	273,384

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,118

Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	885,000	883,504

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes
1.2s, 2017 (Japan)	895,000	891,228

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	375,000	493,219

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	933,000	895,680

BBVA International Preferred SAU company guaranty jr. unsec.
sub. FRB 5.919s, perpetual maturity (Spain)	370,000	374,625

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	90,000	86,708

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	1,056,000	1,056,698

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	111,774

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	450,000	474,504

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	325,000	330,037

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	206,973

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	610,000	641,776

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	947,000	986,533

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	75,000	76,035

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	137,000	137,706

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	500,000	496,245

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
CIT Group, Inc. sr. unsec. notes 5s, 2023	$87,000	$86,565

CIT Group, Inc. sr. unsec. notes 5s, 2022	342,000	341,573

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	118,000	123,605

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	109,000	111,998

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	62,000	61,651

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	213,000	225,248

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	146,000	151,475

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	14,000	13,650

Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s, perpetual maturity	324,000	305,370

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s, perpetual maturity	376,000	370,830

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	42,000	41,265

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	11,000	13,281

Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	983,000	1,022,164

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	160,000	174,029

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	300,000	304,500

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	105,000	107,100

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	815,000	945,082

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	385,000	385,549

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	1,210,000	1,211,070

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	104,000	34,320

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	792,000	813,972

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021	348,000	342,780

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023	85,000	86,913

Credit Agricole SA 144A jr. unsec. sub. FRN 7 7/8s, perpetual
maturity (France)	340,000	338,301

Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s,
perpetual maturity (Switzerland)	490,000	510,825

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	75,000	91,619

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	609,000	591,153

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	967,000	1,042,152

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	190,000	111,625

Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	124,875

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	16,000	16,726

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	140,000	148,400

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	170,000	171,700

EPR Properties unsec. notes 5 1/4s, 2023 R	380,000	389,731

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	385,000	375,375

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	156,000	142,740

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	$230,000	$241,330

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	1,245,000	1,685,942

General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	1,315,000	1,390,602

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066	560,000	257,600

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	390,683

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55s, 2019	930,000	936,030

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	494,000	500,452

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	145,465

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	100,000	111,012

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	420,000	467,032

HCP, Inc. sr. unsec. notes 4 1/4s, 2023 R	195,000	196,257

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes 3 7/8s, 2025 R	155,000	150,599

Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	110,000	107,784

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	833,000	1,253,665

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	688,000	804,978

HSBC USA, Inc. sr. unsec. unsub. notes 3 1/2s, 2024	130,000	132,219

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡	30,000	28,950

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	234,000	223,470

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	322,000	330,855

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	174,000	175,088

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,960,000	2,127,762

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	45,000	47,925

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	146,000	156,220

Intesa Sanpaolo SpA 144A company guaranty unsec. sub.
bonds 5.017s, 2024 (Italy)	200,000	197,360

iStar, Inc. sr. unsec. notes 5s, 2019 R	55,000	52,250

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s, perpetual maturity	363,000	377,066

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	882,000	889,471

JPMorgan Chase & Co. unsec. sub. notes 4 1/8s, 2026	115,000	114,545

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	962,000	967,154

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	160,000	155,986

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	355,000	416,519

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	1,054,000	1,225,275

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	323,000	329,751

Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	200,000	201,050

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	$185,000	$206,738

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	305,000	309,879

Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	1,030,000	1,185,681

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	885,000	919,959

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	330,000	366,456

Metropolitan Life Global Funding I 144A notes 3s, 2023	155,000	154,346

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	385,000	394,999

Morgan Stanley sr. unsec. notes 4 3/4s, 2017	966,000	1,011,961

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	120,175

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	260,000	272,675

National Australia Bank, Ltd./New York sr. unsec. notes 2.3s,
2018 (Australia)	475,000	481,952

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020	220,000	200,200

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	87,150

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	135,000	203,228

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	243,000	257,276

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	250,000	222,500

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019	115,000	102,925

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019	120,000	124,200

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	120,000	122,400

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	515,000	518,655

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	32,000	32,000

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	230,000	207,000

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	890,000	890,486

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	254,303

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	346,000	349,460

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	174,000	165,300

Prudential Financial, Inc. jr. unsec. sub. FRN 8 7/8s, 2038	160,000	184,400

Prudential Financial, Inc. jr. unsec. sub. FRN 5 5/8s, 2043	388,000	401,580

Prudential Financial, Inc. jr. unsec. sub. FRN 5.2s, 2044	144,000	141,840

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	75,000	79,069

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	885,000	898,255

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)	505,000	531,513

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	975,000	972,865

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)	$760,000	$766,037

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	515,000	533,449

Royal Bank of Scotland PLC (The) company guaranty sr. unsec.
unsub. notes 6 1/8s, 2021 (United Kingdom)	355,000	413,827

Santander Holdings USA, Inc./PA sr. unsec. unsub. notes
4 5/8s, 2016	63,000	64,207

Santander Issuances SAU 144A company guaranty sr. unsec.
unsub. notes 5.911s, 2016 (Spain)	500,000	505,013

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	280,000	276,725

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	355,000	373,557

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	220,000	221,100

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	320,000	324,208

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	35,000	35,654

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	35,000	35,127

Simon Property Group LP sr. unsec. unsub. notes 2.2s, 2019 R	760,000	768,545

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	802,000	800,678

Societe Generale SA company guaranty sr. unsec. notes 2 3/4s,
2017 (France)	375,000	382,412

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	65,000	63,538

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	53,375

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	524,000	525,965

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	270,000	337,325

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	615,000	640,541

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	458,000	468,885

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	255,000	243,426

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	570,000	595,650

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	56,000	44,100

Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	110,000	147,285

UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT,
5 7/8s, 2017	783,000	852,554

US Bank of NA/Cincinnati, OH sr. unsec. notes
Ser. BKNT, 1.1s, 2017	900,000	901,400

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	235,000	230,006

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902s, 2020 (Russia)	200,000	201,000

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.8s, 2025 (Russia)	2,000,000	1,900,000

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	$1,976,000	$2,029,629

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95s, 2022 (Russia)	200,000	176,000

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	95,000	102,082

Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021	123,000	105,165

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	125,000	119,688

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	440,000	447,700

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	871,000	883,170

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	45,000	45,215

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	220,000	244,396

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	95,000	96,943

ZFS Finance USA Trust V 144A FRB 6 1/2s, 2037	290,000	294,350

78,094,808
Health care (0.9%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	14,000	13,808

AbbVie, Inc. sr. unsec. notes 2 1/2s, 2020	820,000	815,470

AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	240,000	235,021

AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	793,000	795,356

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021	220,000	228,800

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	140,000	137,900

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
4 3/4s, 2045 (Luxembourg)	403,000	365,905

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
3.45s, 2022 (Luxembourg)	201,000	198,696

Actavis Funding SCS company guaranty sr. unsec. unsub. notes
2.35s, 2018 (Luxembourg)	595,000	597,368

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	215,000	205,863

Amgen, Inc. sr. unsec. notes 3.45s, 2020	345,000	358,333

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	885,000	896,251

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	270,000	350,184

AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)	885,000	964,254

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	465,000	468,664

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	140,000	140,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	180,000	179,100

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	28,000	28,490

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	28,000	28,630

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	34,000	34,721

Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021	235,000	252,519

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	180,000	157,500

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	227,000	195,220

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Health care cont.
DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	$389,000	$392,890

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	155,000	153,450

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/8s, 2023	120,000	115,350

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)	310,000	301,088

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	120,000	122,400

HCA, Inc. company guaranty sr. notes 5s, 2024	260,000	260,650

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	244,000	243,390

HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	50,000	49,500

HCA, Inc. sr. notes 6 1/2s, 2020	447,000	487,230

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	48,000	54,000

Hologic, Inc. 144A sr. unsec. notes 5 1/4s, 2022	50,000	50,500

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	180,000	175,050

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	140,000	141,400

Johnson & Johnson sr. unsec. notes 5.15s, 2018	554,000	613,916

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	261,000	274,050

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	125,000	111,875

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	113,000	114,231

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	112,000	114,279

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	763,000	763,377

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	534,000	539,807

Omega Healthcare Investors, Inc. 144A company guaranty sr.
unsec. notes 4 1/2s, 2027 R	530,000	504,825

Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	438,000	473,040

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	445,000	463,356

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	168,000	173,040

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	125,000	124,063

Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	70,350

Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	53,000	52,205

Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	82,000	79,950

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	305,000	325,206

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	174,000	183,570

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	31,000	31,310

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	185,000	183,728

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Health care cont.
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	$396,000	$436,407

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	343,214

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	56,361

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	231,998

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	241,460

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 7s, 2020	31,000	31,620

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	238,000	237,703

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	14,000	13,300

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	85,000	80,750

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025	160,000	152,400

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023	180,000	171,900

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020	170,000	164,900

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	254,000	264,160

17,817,302
Technology (0.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	150,000	156,563

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	250,000	263,125

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	262,000	259,385

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	314,000	287,343

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	150,000	154,275

Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	15,000	15,245

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	225,000	104,063

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	305,000	241,713

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	395,000	408,005

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	401,000	402,320

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	130,000	124,719

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	885,000	879,963

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	105,000	109,732

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	32,000	36,360

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	158,000	175,380

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	465,000	482,438

First Data Corp. 144A sr. notes 5 3/8s, 2023	180,000	178,200

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	85,000	86,275

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	108,000	112,860

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	400,000	434,769

Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	754,000	765,186

70 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Technology cont.
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	$155,000	$185,639

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	120,000	133,516

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	367,508

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	65,000	64,675

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	415,000	380,763

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	890,000	888,409

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R	146,000	146,000

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	80,000	80,776

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	84,000	93,870

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	180,000	177,525

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	600,000	551,880

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	69,989

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	272,999

Oracle Corp. sr. unsec. unsub. notes 4 1/8s, 2045	120,000	113,230

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	346,258

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	200,000	200,500

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	548,050

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	128,000	108,800

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	66,414

Zebra Technologies Corp. 144A sr. unsec. unsub. notes
7 1/4s, 2022	280,000	298,200

10,772,920
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	480,000	435,600

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	114,998

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	95,000	108,938

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	240,000	219,748

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	116,463	132,767

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	45,000	44,048

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	165,000	164,794

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	361,000	357,390

1,578,283
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	14,000	15,820

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	435,000	384,975

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	227,000	235,513

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	59,000	51,625

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	36,364

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	325,000	303,875

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	42,000	43,785

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	34,000	35,233

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	30,000	29,821

Dynamic Asset Allocation Growth Fund	71

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Utilities and power cont.
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	$624,000	$725,101

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	130,000	126,670

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	43,000	43,215

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	268,008

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	15,000	15,131

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	315,000	315,788

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	10,000	10,100

EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	515,000	543,436

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	1,660,000	1,626,800

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	115,000	148,830

Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s,
2019 (France)	165,000	189,178

Electricite de France (EDF) 144A unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	1,235,000	1,210,300

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	134,882	143,650

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	104,000	103,480

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	79,685

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	75,236

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	230,000	202,633

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	80,000	59,050

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	215,000	172,000

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	368,000	316,480

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	531,000	533,776

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	220,000	188,122

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	193,000	179,490

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	45,000	41,625

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	155,000	137,515

Kinder Morgan Energy Partners LP sr. unsec. unsub.
notes 5.4s, 2044	255,000	210,575

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	270,000	259,735

Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	157,000	165,050

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,429

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	311,916

Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	133,832

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	75,000	87,359

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	515,000	522,081

72 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (11.6%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	$80,000	$70,200

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	205,000	198,587

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	80,000	84,086

Oncor Electric Delivery Co., LLC 144A sr. bonds 3 3/4s, 2045	405,000	359,708

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	135,235

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	425,000	446,495

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	15,022

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	90,009

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	775,000	661,656

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	157,000	160,889

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	109,000	105,458

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022	80,000	78,108

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	72,000	66,561

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	185,000	177,600

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	90,000	34,875

Toledo Edison Co. (The) sr. mtge. bonds 7 1/4s, 2020	20,000	23,484

Union Electric Co. sr. notes 6.4s, 2017	140,000	151,903

		13,151,163

Total corporate bonds and notes (cost $244,436,480)		$237,640,989

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, October 1, 2045	$21,000,000	$21,997,500

21,997,500
U.S. Government Agency Mortgage Obligations (6.4%)
Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	30,338	30,956
6s, TBA, October 1, 2045	10,000,000	11,300,000
6s, TBA, September 1, 2045	9,000,000	10,188,281
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	105,390	114,534
4s, TBA, November 1, 2045	26,000,000	27,657,500
4s, TBA, October 1, 2045	26,000,000	27,730,625
3 1/2s, TBA, November 1, 2045	1,000,000	1,039,375
3 1/2s, TBA, October 1, 2045	1,000,000	1,042,969
3s, TBA, November 1, 2045	19,000,000	19,181,094
3s, TBA, October 1, 2045	20,000,000	20,265,624
3s, TBA, October 1, 2030	12,000,000	12,495,000

		131,045,958

Total U.S. government and agency mortgage obligations (cost $152,540,715)		$153,043,458

Dynamic Asset Allocation Growth Fund	73

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1.625%, July 31, 2020 [i]	$142,000	$144,130

Total U.S. treasury obligations (cost $144,130)		$144,130

MORTGAGE-BACKED SECURITIES (2.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.2%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.689s,
2025 (Bermuda)	$638,000	$637,601

Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.774s, 2032	90,758	130,399
IFB Ser. 3072, Class SM, 23.039s, 2035	97,243	146,245
IFB Ser. 3072, Class SB, 22.893s, 2035	86,996	130,346
IFB Ser. 3249, Class PS, 21.593s, 2036	63,037	92,836
IFB Ser. 3065, Class DC, 19.24s, 2035	74,855	111,411
IFB Ser. 2990, Class LB, 16.418s, 2034	96,978	130,696
FRB Ser. T-56, Class A, IO, 0.524s, 2043	97,070	2,063
Ser. 3326, Class WF, zero %, 2035	2,425	2,001
Ser. 1208, Class F, PO, zero %, 2022	858	796
FRB Ser. T-56, Class 2, IO, zero %, 2043	96,625	—

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.737s, 2036	30,209	59,142
IFB Ser. 06-8, Class HP, 23.856s, 2036	51,301	81,343
IFB Ser. 07-53, Class SP, 23.489s, 2037	82,069	128,630
IFB Ser. 05-75, Class GS, 19.668s, 2035	70,023	97,435
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,502,691	299,922
FRB Ser. 03-W10, Class 1, IO, 0.858s, 2043	115,811	2,895
FRB Ser. 01-50, Class B1, IO, 0.399s, 2041	850,606	10,101
FRB Ser. 02-W8, Class 1, IO, 0.312s, 2042	529,972	6,293
Ser. 01-79, Class BI, IO, 0.304s, 2045	343,126	3,431
Ser. 03-34, Class P1, PO, zero %, 2043	16,629	13,841

Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.934s, 2042	2,008,408	300,518
Ser. 10-9, Class UI, IO, 5s, 2040	1,104,893	209,546
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	43,420	5,908
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	227,223	38,697
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	977,548	85,526
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	540,388	33,379
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	594,192	8,111
Ser. 15-138, Class AI, IO, 3 1/2s, 2045	1,114,000	152,830
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,572,893	418,243
Ser. 15-124, Class NI, IO, 3 1/2s, 2039	4,301,000	596,764
Ser. BOA-F74, Class BI, IO, 1.556s, 2045 ##	7,249,000	513,229

4,450,178
Commercial mortgage-backed securities (2.0%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.503s, 2049	877,273	5,331

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.499s, 2051	4,279,325	28,342

74 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.546s, 2041	$123,562	$1,821
FRB Ser. 04-4, Class XC, IO, 0.258s, 2042	293,014	313
Ser. 05-1, Class XW, IO, zero %, 2042	1,776,782	18

Bear Stearns Commercial Mortgage Securities Trust
Ser. 05-T18, Class D, 5.134s, 2042	280,000	277,026
FRB Ser. 04-PR3I, Class X1, IO, 0.481s, 2041	33,732	62

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.603s, 2039	435,000	434,078
FRB Ser. 06-PW11, Class C, 5.603s, 2039	261,000	260,418
Ser. 04-PWR5, Class E, 5.222s, 2042	196,459	196,508
FRB Ser. 06-PW14, Class X1, IO, 0.837s, 2038	5,805,856	82,211

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.709s, 2029	104,710	4,027

CD Commercial Mortgage Trust 144A Ser. 07-CD4, Class XW, IO,
0.548s, 2049	2,225,452	17,603

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.76s, 2047	331,000	346,712
FRB Ser. 11-C1, Class E, 5.722s, 2044	295,000	267,488

Citigroup Commercial Mortgage Trust
Ser. 06-C5, Class AJ, 5.482s, 2049	207,000	203,687
FRB Ser. 13-GC17, Class C, 5.261s, 2046	310,000	326,239
Ser. 14-GC21, Class AS, 4.026s, 2047	382,000	403,442
FRB Ser. 14-GC19, Class X, IO, 1.478s, 2047	2,944,317	217,703

Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.744s, 2049	39,334,478	266,294

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	615,000	622,454
FRB Ser. 14-CR18, Class C, 4.897s, 2047	1,626,000	1,666,821
Ser. 14-UBS6, Class C, 4.615s, 2047	854,000	830,451
FRB Ser. 14-LC15, Class XA, IO, 1.566s, 2047	6,926,584	512,290
FRB Ser. 14-CR17, Class XA, IO, 1.356s, 2047	6,836,920	454,748
FRB Ser. 14-UBS6, Class XA, IO, 1.226s, 2047	7,087,549	464,452
FRB Ser. 06-C8, Class XS, IO, 0.714s, 2046	39,305,071	171,767

COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	458,000	348,091
FRB Ser. 07-C9, Class AJFL, 0.893s, 2049	1,012,000	992,985

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.606s, 2040	27,361,395	175,113
FRB Ser. 07-C2, Class AX, IO, 0.216s, 2049	14,375,357	40,251

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	169,117	178,419
FRB Ser. 03-C3, Class AX, IO, 2.24s, 2038	109,206	13
FRB Ser. 02-CP3, Class AX, IO, 1.496s, 2035	15,987	304

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.945s, 2050	1,515,000	1,294,211

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	190,524	190,524

Dynamic Asset Allocation Growth Fund	75

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.582s, 2044	$434,000	$457,945

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1,
Class X, IO, 0.966s, 2020	163,112	2,492

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D,
4.986s, 2042	289,000	289,228

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.027s, 2045	4,413,471	—

GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC,
IO, 0.378s, 2049	29,693,073	94,127

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.699s, 2043	433,154	797

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.777s, 2046	4,969,081	433,155

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10,
Class D, 4.558s, 2046	436,000	409,264

GS Mortgage Securities Trust FRB Ser. 14-GC22, Class XA, IO,
1.231s, 2047	10,437,287	675,355

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.819s, 2045	309,000	320,445
FRB Ser. 11-GC3, Class D, 5.737s, 2044	1,553,000	1,651,533
FRB Ser. 13-GC12, Class D, 4.616s, 2046	939,000	879,176
FRB Ser. 06-GG6, Class XC, IO, 0.043s, 2038	1,413,164	134

JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C25, Class C, 4.598s, 2047	292,000	289,451
FRB Ser. 13-C17, Class XA, IO, 1.226s, 2047	8,151,219	450,599

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.568s, 2047	311,000	308,908

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	182,000	186,492
FRB Ser. 05-LDP5, Class F, 5.563s, 2044	644,000	645,265
Ser. 06-LDP8, Class B, 5.52s, 2045	290,000	289,197
Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,302,000	2,309,458
Ser. 04-LN2, Class A2, 5.115s, 2041	32,592	32,635
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	243,000	242,757
FRB Ser. 13-C10, Class C, 4.295s, 2047	1,202,000	1,207,072
FRB Ser. 13-LC11, Class XA, IO, 1.697s, 2046	13,852,462	1,063,869
FRB Ser. 06-LDP8, Class X, IO, 0.687s, 2045	1,630,884	5,659
FRB Ser. 06-CB17, Class X, IO, 0.655s, 2043	11,285,304	45,841
FRB Ser. 07-LDPX, Class X, IO, 0.469s, 2049	8,811,027	55,448

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.379s, 2051	260,000	248,316
FRB Ser. 12-C6, Class E, 5.372s, 2045	1,599,000	1,597,974
FRB Ser. 12-C8, Class D, 4.82s, 2045	594,000	605,982
FRB Ser. 05-CB12, Class X1, IO, 0.544s, 2037	477,037	1,457

Key Commercial Mortgage Securities Trust 144A FRB
Ser. 07-SL1, Class A2, 5.854s, 2040	156,808	156,581

76 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	$224,959	$225,269
Ser. 06-C1, Class AJ, 5.276s, 2041	380,000	387,600
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	817,780	6,323

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.855s, 2039	40,602,354	232,448
FRB Ser. 06-C7, Class XCL, IO, 0.851s, 2038	2,296,109	14,713
FRB Ser. 06-C7, Class XW, IO, 0.851s, 2038	1,219,082	7,511
FRB Ser. 05-C5, Class XCL, IO, 0.477s, 2040	1,252,269	13,059
FRB Ser. 05-C7, Class XCL, IO, 0.37s, 2040	1,296,792	5,048
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	168,342	10

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3 1/2s, 2048	788,000	721,871

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	1,373	—

Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3,
6.032s, 2050	36,674	36,760

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.587s, 2039	287,897	483
FRB Ser. 05-MCP1, Class XC, IO, 0.07s, 2043	171,981	2

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.696s, 2044	64,129	866
FRB Ser. 06-C4, Class X, IO, 6.438s, 2045	472,298	64,091

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	486,000	487,973

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.562s, 2046	586,000	613,336
FRB Ser. 14-C17, Class XA, IO, 1.433s, 2047	11,455,300	807,942

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	122,568	122,857
Ser. 07-HQ11, Class C, 5.558s, 2044	312,000	311,816
Ser. 07-HQ11, Class AJ, 5.508s, 2044	343,000	344,170

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.351s, 2049	545,000	569,358

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	985,451	987,914

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	284,000	301,264
FRB Ser. 12-C4, Class XA, IO, 1.975s, 2045	7,580,093	690,706

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.527s, 2048	32,249,130	109,002
FRB Ser. 07-C34, IO, 0.459s, 2046	3,653,575	27,402

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C18, Class XC, IO, 0.195s, 2042	803,855	281
FRB Ser. 06-C26, Class XC, IO, 0.178s, 2045	13,660,033	5,327

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.633s, 2050	3,338,846	262,934

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.435s, 2046	849,000	817,823

Dynamic Asset Allocation Growth Fund	77

MORTGAGE-BACKED SECURITIES (2.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	$396,000	$409,622
Ser. 13-UBS1, Class AS, 4.306s, 2046	256,000	277,169
FRB Ser. 13-C17, Class XA, IO, 1.739s, 2046	6,665,899	495,936

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.822s, 2044	416,000	443,930
FRB Ser. 11-C2, Class D, 5.644s, 2044	1,392,000	1,500,632
FRB Ser. 13-UBS1, Class D, 4.785s, 2046	1,108,000	1,076,045
FRB Ser. 13-C15, Class D, 4.63s, 2046	538,000	501,615
FRB Ser. 12-C10, Class D, 4.605s, 2045	343,000	325,528
Ser. 14-C19, Class D, 4.234s, 2047	203,000	180,817
FRB Ser. 12-C9, Class XA, IO, 2.34s, 2045	5,461,390	532,977
FRB Ser. 12-C10, Class XA, IO, 1.917s, 2045	4,620,880	405,759
FRB Ser. 13-C12, Class XA, IO, 1.613s, 2048	1,965,360	141,773
FRB Ser. 12-C9, Class XB, IO, 0.867s, 2045	10,038,000	457,301

41,164,092
Residential mortgage-backed securities (non-agency) (0.6%)
BCAP, LLC Trust FRB Ser. 15-RR5, Class 2A3, 1.253s, 2046	180,000	139,118

BCAP, LLC Trust 144A
FRB Ser. 13-RR1, Class 9A4, 5.499s, 2036	108,240	109,432
FRB Ser. 11-RR2, Class 2A7, 2.775s, 2036	796,371	553,478

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A1, 1.549s, 2035	550,102	449,151
FRB Ser. 05-27, Class 1A1, 1.197s, 2035	402,088	324,445
FRB Ser. 06-OA7, Class 1A2, 1.139s, 2046	1,310,461	1,041,816
FRB Ser. 05-59, Class 1A1, 0.526s, 2035	1,169,707	935,334
FRB Ser. 06-OC2, Class 2A3, 0.484s, 2036	370,369	331,480
FRB Ser. 06-OA2, Class A5, 0.446s, 2046	820,305	627,533

CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.449s, 2036	660,000	514,800

GreenPoint Mortgage Funding Trust FRB Ser. 05-HY1, Class M1,
0.744s, 2035	750,000	542,925

JPMorgan Mortgage Acquisition Trust FRB Ser. 06-CH1,
Class M3, 0.514s, 2036	1,103,000	757,982

Morgan Stanley Resecuritization Trust 144A
FRB Ser. 15-R7, Class 2B, 2.573s, 2035 F	890,000	449,450
Ser. 15-R4, Class CB1, 0.598s, 2047	160,000	128,000

Nomura Resecuritization Trust 144A
FRB Ser. 14-3R, Class 3A9, 0.719s, 2035	1,307,000	1,128,072
FRB Ser. 15-1R, Class 6A9, 0.426s, 2047	1,000,000	620,000

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR19, Class A1C3, 0.694s, 2045	273,690	240,847
FRB Ser. 05-AR13, Class A1C3, 0.684s, 2045	466,387	400,420
FRB Ser. 05-AR9, Class A1C3, 0.674s, 2045	596,721	548,983
FRB Ser. 04-AR12, Class A2B, 0.654s, 2044	705,957	638,044
FRB Ser. 05-AR11, Class A1B3, 0.594s, 2045	815,623	721,827
FRB Ser. 05-AR13, Class A1B3, 0.554s, 2045	603,080	541,219

		11,744,356

Total mortgage-backed securities (cost $57,095,618)		$57,358,626

78 Dynamic Asset Allocation Growth Fund

ASSET-BACKED SECURITIES (1.4%)*		Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-2, Class A, 1.235s, 2017		$1,306,000	$1,306,000
FRB Ser. 15-4, Class A, 1.233s, 2017		1,143,000	1,143,000
FRB Ser. 14-3, Class A, 1.056s, 2016		16,324,000	16,324,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016		10,325,000	10,325,000

Total asset-backed securities (cost $29,098,000)			$29,098,000

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s, 2033
(Argentina) (In default) †		$476,693	$473,118

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		217,000	218,628

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		2,613,000	2,688,777

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)		1,616,550	1,390,233

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina) (In default) †		1,654,405	1,666,813

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	459,988

Brazil (Federal Republic of) unsec. notes 10s, 2021
(Brazil) (units)	BRL	3,896	823,917

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$615,000	596,550

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		319,231	300,077

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		200,000	194,000

Colombia (Republic of) sr. unsec. unsub. bonds 5s,
2045 (Colombia)		300,000	258,000

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	210,000

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		200,000	208,000

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		430,000	385,129

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		285,000	259,350

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		200,000	183,000

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		735,000	727,650

Total foreign government and agency bonds and notes (cost $11,549,014)			$11,043,230

WARRANTS (0.2%)* †	Expiration	Strike
	date	price	Warrants	Value

Al Tayyar Travel Group Holding Co. 144A
(Saudi Arabia)	5/24/18	$0.00	23,348	$474,879

China State Construction Engineering Corp.,
Ltd. 144A (China)	4/18/16	0.00	491,500	447,654

Daqin Railway Co., Ltd. 144A (China)	3/31/16	0.00	40	56

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	0.00	219,400	558,414

Dynamic Asset Allocation Growth Fund 79

WARRANTS (0.2%)* † cont.	Expiration	Strike
	date	price	Warrants	Value

Qingdao Haier Co., Ltd. 144A (China)	3/16/17	$0.00	285,200	$406,909

Wuliangye Yibin Co., Ltd. 144A (China)	4/15/16	0.00	199,100	755,829

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/29/17	0.00	212,300	627,840

Total warrants (cost $4,301,498)				$3,271,581

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$392,660	$303,330

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	1,110,617	1,033,469

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	94,525	85,368

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	340,688	297,250

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	338,274	334,327

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	178,857	169,356

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	189,028	122,317

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	245,532	240,064

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	619,610	238,550

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017	6,359	2,448

Total senior loans (cost $3,411,564)		$2,826,479

INVESTMENT COMPANIES (0.1%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	17,645	$178,391

iShares MSCI Emerging Markets ETF S	39,220	1,285,632

Medley Capital Corp. S	37,005	275,317

Solar Capital, Ltd.	14,761	233,519

Total investment companies (cost $2,528,693)		$1,972,859

PREFERRED STOCKS (—%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	261	$262,305

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	6,720	171,562

M/I Homes, Inc. Ser. A, $2.438 pfd.	4,607	117,248

Total preferred stocks (cost $449,905)		$551,115

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$87,000	$99,343

Jazz Technologies, Inc. cv. company guaranty sr. unsec.
bonds 8s, 2018	83,000	120,402

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	63,000	46,108

Total convertible bonds and notes (cost $215,055)		$265,853

80 Dynamic Asset Allocation Growth Fund

CONVERTIBLE PREFERRED STOCKS (—%)*		Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R		7,578	$167,900

Total convertible preferred stocks (cost $138,507)			$167,900

SHORT-TERM INVESTMENTS (21.3%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	27,402,164	$27,402,164

Putnam Money Market Liquidity Fund 0.11% L	Shares	106,910,629	106,910,629

Putnam Short Term Investment Fund 0.13% L	Shares	270,178,797	270,178,797

SSgA Prime Money Market Fund Class N 0.09% P	Shares	510,000	510,000

U.S. Treasury Bills 0.16%, February 11, 2016 # Δ §		$612,000	611,943

U.S. Treasury Bills 0.10%, January 14, 2016 # Δ §		923,000	922,979

U.S. Treasury Bills 0.09%, February 18, 2016 # Δ §		3,080,000	3,079,731

U.S. Treasury Bills 0.03%, February 4, 2016 Δ §		2,132,000	2,131,859

U.S. Treasury Bills 0.03%, October 15, 2015 # Δ §		14,906,000	14,905,832

U.S. Treasury Bills 0.03%, October 8, 2015 # Δ §		4,682,000	4,681,969

U.S. Treasury Bills 0.01%, October 1, 2015 Δ		3,215,000	3,215,000

Total short-term investments (cost $434,549,514)			$434,550,903

TOTAL INVESTMENTS

Total investments (cost $2,219,356,653)			$2,222,761,306

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipts
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Dynamic Asset Allocation Growth Fund	81

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,041,227,922.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $380,149, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

ΔThis security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $351,481,179 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

82 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $302,451,322)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/21/15	$2,053,446	$2,144,131	$(90,685)

	Australian Dollar	Sell	10/21/15	2,053,446	2,094,767	41,321

	British Pound	Sell	12/16/15	88,166	89,246	1,080

	Canadian Dollar	Buy	10/21/15	2,082,737	2,148,708	(65,971)

	Canadian Dollar	Sell	10/21/15	5,097,712	5,319,504	221,792

	Euro	Sell	12/16/15	1,285,750	1,302,090	16,340

	Mexican Peso	Buy	10/21/15	1,938,630	2,079,635	(141,005)

	New Taiwan Dollar	Sell	11/18/15	2,098,088	2,106,551	8,463

	New Zealand Dollar	Buy	10/21/15	3,128,462	3,203,946	(75,484)

	New Zealand Dollar	Sell	10/21/15	2,982,074	3,092,389	110,315

	Norwegian Krone	Buy	12/16/15	191,359	197,683	(6,324)

	Swedish Krona	Sell	12/16/15	2,166,250	2,154,596	(11,654)

Barclays Bank PLC
	Australian Dollar	Buy	10/21/15	1,023,498	1,132,872	(109,374)

	British Pound	Buy	12/16/15	1,674,849	1,695,228	(20,379)

	Canadian Dollar	Buy	10/21/15	5,163,947	5,259,473	(95,526)

	Canadian Dollar	Sell	10/21/15	5,163,947	5,261,117	97,170

	Euro	Sell	12/16/15	1,103,382	1,090,109	(13,273)

	Hong Kong Dollar	Buy	11/18/15	1,006,851	1,006,357	494

	Japanese Yen	Buy	11/18/15	6,220,976	6,153,920	67,056

	Mexican Peso	Buy	10/21/15	1,728,131	1,854,225	(126,094)

	New Zealand Dollar	Buy	10/21/15	1,735,452	1,693,848	41,604

	Norwegian Krone	Sell	12/16/15	1,660,356	1,713,527	53,171

	Singapore Dollar	Sell	11/18/15	1,331,299	1,414,558	83,259

	Swedish Krona	Sell	12/16/15	2,004,730	1,988,065	(16,665)

	Swiss Franc	Buy	12/16/15	3,353,071	3,359,361	(6,290)

Citibank, N.A.
	Australian Dollar	Buy	10/21/15	1,887,409	2,051,152	(163,743)

	Australian Dollar	Sell	10/21/15	1,887,409	1,884,946	(2,463)

	British Pound	Sell	12/16/15	53,081	53,723	642

	Canadian Dollar	Sell	10/21/15	1,063,284	1,088,464	25,180

	Chilean Peso	Buy	10/21/15	78,316	84,294	(5,978)

	Chilean Peso	Sell	10/21/15	78,316	77,305	(1,011)

	Danish Krone	Buy	12/16/15	1,149,005	1,143,267	5,738

	Euro	Buy	12/16/15	53,927	54,596	(669)

	Japanese Yen	Sell	11/18/15	1,258,619	1,217,412	(41,207)

	Mexican Peso	Buy	10/21/15	2,214,642	2,375,764	(161,122)

	New Zealand Dollar	Buy	10/21/15	326,738	342,517	(15,779)

	New Zealand Dollar	Sell	10/21/15	326,738	325,678	(1,060)

	Norwegian Krone	Buy	12/16/15	1,598,935	1,653,213	(54,278)

	Swedish Krona	Sell	12/16/15	2,212,749	2,203,003	(9,746)

Dynamic Asset Allocation Growth Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $302,451,322) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Australian Dollar	Buy	10/21/15	$4,735,421	$5,304,006	$(568,585)

	British Pound	Buy	12/16/15	10,556,618	10,684,674	(128,056)

	Canadian Dollar	Buy	10/21/15	2,094,575	2,156,003	(61,428)

	Canadian Dollar	Sell	10/21/15	2,094,575	2,123,638	29,063

	Chinese Yuan	Sell	11/18/15	3,571,099	3,512,913	(58,186)

	Euro	Sell	12/16/15	2,816,521	2,851,711	35,190

	Japanese Yen	Buy	11/18/15	4,298,727	4,192,178	106,549

	New Zealand Dollar	Sell	10/21/15	18,832	98,952	80,120

	Norwegian Krone	Sell	12/16/15	2,532,196	2,616,949	84,753

	Singapore Dollar	Buy	11/18/15	68,547	30,541	38,006

	Swedish Krona	Buy	12/16/15	3,442,414	3,426,610	15,804

	Swiss Franc	Buy	12/16/15	2,247,556	2,251,087	(3,531)

Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	973,785	972,620	1,165

	Australian Dollar	Sell	10/21/15	973,785	1,057,571	83,786

	British Pound	Sell	12/16/15	978,898	990,754	11,856

	Canadian Dollar	Buy	10/21/15	763,353	759,629	3,724

	Canadian Dollar	Sell	10/21/15	763,353	810,395	47,042

	Euro	Buy	12/16/15	1,854,670	1,877,726	(23,056)

	New Zealand Dollar	Buy	10/21/15	869,641	866,799	2,842

	New Zealand Dollar	Sell	10/21/15	869,641	911,624	41,983

	Norwegian Krone	Sell	12/16/15	1,520,045	1,571,283	51,238

	Polish Zloty	Sell	12/16/15	1,971,487	1,974,101	2,614

	Swedish Krona	Sell	12/16/15	1,118,008	1,113,454	(4,554)

Goldman Sachs International
	Australian Dollar	Buy	10/21/15	3,941,346	4,161,869	(220,523)

	Australian Dollar	Sell	10/21/15	3,941,346	4,015,445	74,099

	British Pound	Buy	12/16/15	1,013,227	1,025,552	(12,325)

	Canadian Dollar	Buy	10/21/15	1,072,351	1,085,558	(13,207)

	Canadian Dollar	Sell	10/21/15	1,072,351	1,102,159	29,808

	Euro	Sell	12/16/15	702,732	711,537	8,805

	Japanese Yen	Sell	11/18/15	6,377,812	6,230,627	(147,185)

	New Zealand Dollar	Buy	10/21/15	386,685	385,408	1,277

	New Zealand Dollar	Sell	10/21/15	386,685	405,407	18,722

	Norwegian Krone	Sell	12/16/15	1,058,378	1,093,983	35,605

	Swedish Krona	Buy	12/16/15	1,148,624	1,135,957	12,667

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/15	1,948,201	1,945,876	2,325

	Australian Dollar	Sell	10/21/15	1,948,201	2,116,022	167,821

	British Pound	Sell	12/16/15	908,275	919,291	11,016

	Canadian Dollar	Sell	10/21/15	981,914	1,145,295	163,381

	Euro	Sell	12/16/15	118,259	119,730	1,471

	Japanese Yen	Sell	11/18/15	5,807,145	5,617,993	(189,152)

84 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $302,451,322) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.
	New Zealand Dollar	Buy	10/21/15	$787,861	$826,070	$(38,209)

	New Zealand Dollar	Sell	10/21/15	787,861	785,171	(2,690)

	Swedish Krona	Sell	12/16/15	1,152,490	1,147,860	(4,630)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/21/15	3,112,704	3,315,752	(203,048)

	Australian Dollar	Sell	10/21/15	3,112,704	3,246,127	133,423

	British Pound	Buy	12/16/15	390,773	395,597	(4,824)

	British Pound	Sell	12/16/15	598,711	606,103	7,392

	Canadian Dollar	Buy	10/21/15	3,247,322	3,412,963	(165,641)

	Canadian Dollar	Sell	10/21/15	3,694,710	3,782,599	87,889

	Euro	Buy	12/16/15	2,920,907	2,957,205	(36,298)

	Euro	Sell	12/16/15	6,266,184	6,324,549	58,365

	Japanese Yen	Buy	11/18/15	2,277,871	2,190,771	87,100

	Japanese Yen	Sell	11/18/15	2,171,142	2,218,410	47,268

	Mexican Peso	Buy	10/21/15	2,138,557	2,294,467	(155,910)

	Mexican Peso	Sell	10/21/15	2,097,633	2,108,365	10,732

	New Taiwan Dollar	Buy	11/18/15	2,032,021	2,064,713	(32,692)

	New Taiwan Dollar	Sell	11/18/15	4,064,488	4,169,012	104,524

	New Zealand Dollar	Buy	10/21/15	4,218,482	4,275,531	(57,049)

	New Zealand Dollar	Sell	10/21/15	3,359,630	3,521,797	162,167

	Norwegian Krone	Sell	12/16/15	2,912,298	3,020,152	107,854

	Singapore Dollar	Buy	11/18/15	2,208,377	2,238,887	(30,510)

	Singapore Dollar	Sell	11/18/15	2,315,793	2,389,344	73,551

	South Korean Won	Buy	11/18/15	2,088,691	2,104,843	(16,152)

	South Korean Won	Sell	11/18/15	2,172,074	2,180,854	8,780

	Swedish Krona	Buy	12/16/15	222,381	221,425	956

	Swedish Krona	Sell	12/16/15	30,245	30,115	(130)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/21/15	4,028,992	4,211,931	(182,939)

	Australian Dollar	Sell	10/21/15	4,028,992	4,199,282	170,290

	British Pound	Buy	12/16/15	1,339,124	1,341,236	(2,112)

	Canadian Dollar	Sell	10/21/15	569,443	633,887	64,444

	Euro	Sell	12/16/15	693,222	686,502	(6,720)

	Japanese Yen	Sell	11/18/15	3,032,396	3,057,802	25,406

	New Zealand Dollar	Buy	10/21/15	3,118,375	3,211,751	(93,376)

	New Zealand Dollar	Sell	10/21/15	3,118,375	3,271,095	152,720

	Norwegian Krone	Sell	12/16/15	87,725	90,422	2,697

	Singapore Dollar	Sell	11/18/15	134,077	167,000	32,923

	South Korean Won	Sell	11/18/15	114,787	130,985	16,198

	Swedish Krona	Sell	12/16/15	2,570,342	2,533,329	(37,013)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/21/15	1,336,780	1,397,013	(60,233)

	Brazilian Real	Buy	10/2/15	1,918,249	2,341,705	(423,456)

Dynamic Asset Allocation Growth Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $302,451,322) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	Brazilian Real	Sell	10/2/15	$1,918,249	$2,138,070	$219,821

	British Pound	Buy	12/16/15	865,326	875,810	(10,484)

	Canadian Dollar	Sell	10/21/15	2,529,974	2,686,323	156,349

	Chilean Peso	Buy	10/21/15	2,008,393	2,159,586	(151,193)

	Chilean Peso	Sell	10/21/15	2,008,393	2,139,886	131,493

	Euro	Buy	12/16/15	9,369,236	9,485,959	(116,723)

	Hungarian Forint	Buy	12/16/15	1,993,990	1,984,047	9,943

	Japanese Yen	Sell	11/18/15	2,046,355	1,936,835	(109,520)

	New Zealand Dollar	Buy	10/21/15	1,697,403	1,692,273	5,130

	New Zealand Dollar	Sell	10/21/15	1,697,403	1,779,641	82,238

	Norwegian Krone	Sell	12/16/15	744,283	769,401	25,118

	Singapore Dollar	Buy	11/18/15	216,867	155,631	61,236

	Swedish Krona	Sell	12/16/15	770,792	767,667	(3,125)

UBS AG
	Australian Dollar	Buy	10/21/15	2,979,201	3,192,748	(213,547)

	British Pound	Buy	12/16/15	3,096,694	3,134,159	(37,465)

	Canadian Dollar	Sell	10/21/15	2,046,248	2,222,137	175,889

	Chilean Peso	Buy	10/21/15	2,271	2,447	(176)

	Chilean Peso	Sell	10/21/15	2,271	2,241	(30)

	Euro	Sell	12/16/15	1,615,242	1,635,539	20,297

	Israeli Shekel	Buy	10/21/15	3,212	3,201	11

	Israeli Shekel	Sell	10/21/15	3,212	3,342	130

	Japanese Yen	Sell	11/18/15	660,583	638,808	(21,775)

	New Zealand Dollar	Buy	10/21/15	1,440,954	1,450,977	(10,023)

	New Zealand Dollar	Sell	10/21/15	1,440,954	1,436,008	(4,946)

	Norwegian Krone	Sell	12/16/15	12	12	—

	Swedish Krona	Sell	12/16/15	1,091,844	1,086,556	(5,288)

WestPac Banking Corp.
	Australian Dollar	Buy	10/21/15	19,352	21,029	(1,677)

	Australian Dollar	Sell	10/21/15	19,352	19,327	(25)

	Canadian Dollar	Buy	10/21/15	280,226	278,855	1,371

	Canadian Dollar	Sell	10/21/15	280,226	297,549	17,323

	Euro	Sell	12/16/15	2,359,930	2,389,278	29,348

	Japanese Yen	Buy	11/18/15	6,203,826	5,931,407	272,419

	New Zealand Dollar	Buy	10/21/15	1,268,328	1,351,521	(83,193)

	South Korean Won	Sell	11/18/15	203,208	196,263	(6,945)

Total						$(496,183)

86 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/15
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Long)	431	$14,886,232	Dec-15	$(370,229)

Russell 2000 Index Mini (Short)	46	5,041,140	Dec-15	209,898

S&P 500 Index (Long)	37	17,655,475	Dec-15	(266,276)

S&P 500 Index E-Mini (Long)	2,672	255,002,320	Dec-15	(3,322,487)

S&P 500 Index E-Mini (Short)	155	14,792,425	Dec-15	188,078

S&P Mid Cap 400 Index
E-Mini (Long)	395	53,834,550	Dec-15	(1,432,007)

U.S. Treasury Bond 30 yr (Long)	45	7,080,469	Dec-15	100,897

U.S. Treasury Bond 30 yr (Short)	1	157,344	Dec-15	(1,971)

U.S. Treasury Bond Ultra
30 yr (Long)	75	12,030,469	Dec-15	80,780

U.S. Treasury Bond Ultra
30 yr (Short)	6	962,438	Dec-15	(8,176)

U.S. Treasury Note 10 yr (Long)	143	18,409,016	Dec-15	235,252

U.S. Treasury Note 10 yr (Short)	995	128,090,703	Dec-15	(1,110,937)

U.S. Treasury Note 5 yr (Long)	330	39,770,156	Dec-15	297,632

U.S. Treasury Note 5 yr (Short)	424	51,098,625	Dec-15	(384,175)

U.S. Treasury Note 2 yr (Long)	198	43,368,188	Dec-15	68,337

U.S. Treasury Note 2 yr (Short)	168	36,797,250	Dec-15	(58,165)

Total				$(5,773,549)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/15 (premiums $553,651)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$3,109,000	$403,433

Total			$403,433

TBA SALE COMMITMENTS OUTSTANDING at 9/30/15 (proceeds receivable $59,137,578)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
September 1, 2045	$9,000,000	9/14/15	$10,188,281

Federal National Mortgage Association, 4s,
October 1, 2045	26,000,000	10/14/15	27,730,625

Federal National Mortgage Association, 3 1/2s,
October 1, 2045	1,000,000	10/14/15	1,042,969

Federal National Mortgage Association, 3s,
October 1, 2045	20,000,000	10/14/15	20,265,624

Total			$59,227,499

Dynamic Asset Allocation Growth Fund 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$31,900,000 E	$(160,143)	12/16/17	3 month USD-	1.25%	$84,658
			LIBOR-BBA

83,864,000 E	411,352	12/16/17	1.25%	3 month USD-	(232,221)
				LIBOR-BBA

5,600,000 E	(34,093)	12/16/25	3 month USD-	2.35%	113,439
			LIBOR-BBA

32,484,000 E	196,820	12/16/25	2.35%	3 month USD-	(658,971)
				LIBOR-BBA

19,900,000 E	(11,668)	12/16/20	3 month USD-	1.70%	200,943
			LIBOR-BBA

28,740,000 E	24,862	12/16/20	1.70%	3 month USD-	(282,196)
				LIBOR-BBA

2,000,000 E	6,601	12/16/45	3 month USD-	2.70%	70,753
			LIBOR-BBA

1,946,000 E	(6,599)	12/16/45	2.70%	3 month USD-	(69,019)
				LIBOR-BBA

1,146,000	(16)	9/29/25	2.162%	3 month USD-	(16,264)
				LIBOR-BBA

728,000	(10)	9/30/25	2.07%	3 month USD-	(4,050)
				LIBOR-BBA

Total	$427,106				$(792,928)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$65,038	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(565)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,117,687	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,241)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,760	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(20)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

21,283	—	1/12/41	5.00% (1 month	Synthetic MBX Index	37
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

48,550	—	1/12/40	5.00% (1 month	Synthetic MBX Index	69
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

381,187	—	1/12/40	4.50% (1 month	Synthetic MBX Index	622
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

88 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$973,373	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$1,690
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

486,188	—	1/12/41	5.00% (1 month	Synthetic MBX Index	844
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

81,582	—	1/12/40	5.00% (1 month	Synthetic MBX Index	116
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

264,919	—	1/12/40	5.00% (1 month	Synthetic MBX Index	377
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

191,983	—	1/12/40	5.00% (1 month	Synthetic MBX Index	273
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

316,637	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(749)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

51,401	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(197)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

46,320	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(64)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

23,129	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(32)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

23,129	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(32)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

46,507	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(64)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

120,693	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(166)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

46,507	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(64)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

46,557	—	1/12/41	5.00% (1 month	Synthetic MBX Index	81
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

34,790	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(82)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

92,764	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(128)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$308,606	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$3,967
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	36,913	—	1/12/41	5.00% (1 month	Synthetic MBX Index	64
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	121,764	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(288)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	280,582	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,987)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	539,728	—	1/12/41	5.00% (1 month	Synthetic MBX Index	937
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	683	—	12/17/15	(3 month USD-	A basket	(3,253,248)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

units	14,804	—	12/17/15	3 month USD-	Russell 1000 Total	3,366,403
				LIBOR-BBA plus	Return Index
				0.15%

units	921	—	12/17/15	3 month USD-	Russell 1000 Total	209,434
				LIBOR-BBA plus	Return Index
				0.15%

Credit Suisse International
	$2,008,029	—	1/12/41	4.50% (1 month	Synthetic MBX Index	3,587
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

Goldman Sachs International
	107,936	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(976)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	18,293	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(135)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	161,025	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,400)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	161,025	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,400)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,622,518	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,866)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	770,012	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(6,813)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

90 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$27,151	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(64)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32,607	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(77)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

615,494	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,456)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

159,000	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	(7,831)
			LIBOR-BBA plus
			1.00%)

Total	$—				$285,556

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$1,367	$20,000	5/11/63	300 bp	$851
BBB– Index

CMBX NA	BBB–/P	2,591	43,000	5/11/63	300 bp	1,482
BBB– Index

CMBX NA	BBB–/P	5,309	86,000	5/11/63	300 bp	3,090
BBB– Index

CMBX NA	BBB–/P	5,073	89,000	5/11/63	300 bp	2,777
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	8,980	81,000	5/11/63	300 bp	6,890
BBB– Index

Credit Suisse International
CMBX NA BB Index	—	(22,751)	1,289,000	5/11/63	(500 bp)	21,805

CMBX NA	BBB–/P	9,498	867,000	5/11/63	300 bp	(12,871)
BBB– Index

CMBX NA	BBB–/P	13,289	918,000	5/11/63	300 bp	(10,396)
BBB– Index

CMBX NA	BBB–/P	14,552	1,108,000	5/11/63	300 bp	(14,034)
BBB– Index

CMBX NA	BBB–/P	9,717	273,000	1/17/47	300 bp	(5,517)
BBB– Index

CMBX NA	BBB–/P	15,847	462,000	1/17/47	300 bp	(9,933)
BBB– Index

Dynamic Asset Allocation Growth Fund	91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
CMBX NA	BBB–/P	$(595)	$86,000	5/11/63	300 bp	$(2,814)
BBB– Index

CMBX NA	BBB–/P	25	7,000	1/17/47	300 bp	(366)
BBB– Index

CMBX NA	BBB–/P	25	7,000	1/17/47	300 bp	(366)
BBB– Index

CMBX NA	BBB–/P	56	13,000	1/17/47	300 bp	(670)
BBB– Index

CMBX NA	BBB–/P	46	13,000	1/17/47	300 bp	(679)
BBB– Index

CMBX NA	BBB–/P	46	13,000	1/17/47	300 bp	(679)
BBB– Index

CMBX NA BB Index	—	(1,514)	177,000	5/11/63	(500 bp)	4,604

CMBX NA BB Index	—	(1,177)	111,000	5/11/63	(500 bp)	2,660

CMBX NA BB Index	—	554	54,000	5/11/63	(500 bp)	2,420

CMBX NA BB Index	—	63	52,000	5/11/63	(500 bp)	1,861

CMBX NA BB Index	—	1,085	48,000	5/11/63	(500 bp)	2,745

CMBX NA BB Index	—	(336)	35,000	5/11/63	(500 bp)	874

CMBX NA BB Index	—	(92)	46,000	1/17/47	(500 bp)	2,336

CMBX NA	—	(690)	76,000	5/11/63	(300 bp)	1,271
BBB– Index

CMBX NA	BBB–/P	(313)	39,000	5/11/63	300 bp	(1,319)
BBB– Index

CMBX NA	BBB–/P	418	70,000	5/11/63	300 bp	(1,388)
BBB– Index

CMBX NA	BBB–/P	971	85,000	5/11/63	300 bp	(1,222)
BBB– Index

CMBX NA	BBB–/P	(842)	90,000	5/11/63	300 bp	(3,164)
BBB– Index

CMBX NA	BBB–/P	(903)	90,000	5/11/63	300 bp	(3,225)
BBB– Index

CMBX NA	BBB–/P	(903)	90,000	5/11/63	300 bp	(3,225)
BBB– Index

CMBX NA	BBB–/P	(361)	90,000	5/11/63	300 bp	(2,683)
BBB– Index

CMBX NA	BBB–/P	(1,650)	99,000	5/11/63	300 bp	(4,204)
BBB– Index

CMBX NA	BBB–/P	1,075	51,000	1/17/47	300 bp	(1,771)
BBB– Index

CMBX NA	BBB–/P	2,303	76,000	1/17/47	300 bp	(1,938)
BBB– Index

CMBX NA	BBB–/P	2,665	89,000	1/17/47	300 bp	(2,302)
BBB– Index

92 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC
CMBX NA	—	$(2,423)	$101,000	5/11/63	(300 bp)	$208
BBB– Index

CMBX NA	—	(1,314)	51,000	5/11/63	(300 bp)	14
BBB– Index

CMBX NA	BBB–/P	2,822	51,000	1/17/47	300 bp	(37)
BBB– Index

CMBX NA	BBB–/P	5,325	101,000	1/17/47	300 bp	(333)
BBB– Index

Total		$67,838				$(29,248)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$54,474	$71,451,000	12/20/20	500 bp	$80,475
Index

NA IG Series 25	BBB+/P	(123,424)	33,300,000	12/20/20	100 bp	(11,718)
Index

Total		$(68,950)				$68,757

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

Dynamic Asset Allocation Growth Fund 93

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$28,992,378	$22,388,759	$—

Capital goods	68,230,487	14,047,811	—

Communication services	27,775,484	22,053,664	—

Conglomerates	234,220	2,314,397	—

Consumer cyclicals	141,061,370	51,035,634	—

Consumer staples	82,116,266	31,203,665	164,635

Energy	61,218,345	19,458,222	998

Financials	175,286,917	77,717,027	215,514

Health care	142,235,611	34,851,872	—

Miscellaneous	—	219,158	—

Technology	180,300,139	23,001,440	—

Transportation	27,373,071	14,232,030	—

Utilities and power	28,672,647	14,424,422	—

Total common stocks	963,496,935	326,948,101	381,147

Asset-backed securities	—	—	29,098,000

Convertible bonds and notes	—	265,853	—

Convertible preferred stocks	—	167,900	—

Corporate bonds and notes	—	237,045,333	595,656

Foreign government and agency bonds and notes	—	11,043,230	—

Investment companies	1,972,859	—	—

Mortgage-backed securities	—	55,544,319	1,814,307

Preferred stocks	171,562	379,553	—

Senior loans	—	2,826,479	—

U.S. government and agency mortgage obligations	—	153,043,458	—

U.S. treasury obligations	—	144,130	—

Warrants	—	3,271,581	—

Short-term investments	377,599,426	56,951,477	—

Totals by level	$1,343,240,782	$847,631,414	$31,889,110

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(496,183)	$—

Futures contracts	(5,773,549)	—	—

Written swap options outstanding	—	(403,433)	—

TBA sale commitments	—	(59,227,499)	—

Interest rate swap contracts	—	(1,220,034)	—

Total return swap contracts	—	285,556	—

Credit default contracts	—	40,621	—

Totals by level	$(5,773,549)	$(61,020,972)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

94 Dynamic Asset Allocation Growth Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued		appreciation/			transfers	transfers	Balance
Investments in	as of	discounts/	Realized	(deprecia-			into	out of	as of
securities:	9/30/14	premiums	gain/(loss)	tion) #	Purchases	Sales	Level 3†	Level 3†	9/30/15

Common
stocks:

Basic
materials	$107,649	$—	$12,107	$(119,756)	$—	$—	$—	$—	$—

Consumer
staples	123,222	—	(35,552)	16,348	154,043	(93,426)	26,982	(26,982)	164,635

Energy	998	—	—	—	—	—	—	—	998

Financials	184,971	—	—	30,543	—	—	—	—	215,514

Total
common
stocks	$416,840	$—	$(23,445)	$(72,865)	$154,043	$(93,426)	$26,982	$(26,982)	$381,147

Asset-
backed
securities	$—	$—	$—	$—	$2,449,000	$—	$26,649,000	$—	$29,098,000

Corporate
bonds
and
notes	5	(28,491)	—	(90,396)	714,538	—	—	—	595,656

Mortgage-
backed
securities	—	(391)	—	(16,137)	1,828,343	—	2,492	—	1,814,307

Totals:	$416,845	$(28,882)	$(23,445)	$(179,398)	$5,145,924	$(93,426)	$26,678,474	$(26,982)	$31,889,110

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $(92,380) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 95

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value, including $26,776,434 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,814,865,063)	$1,818,269,716
Affiliated issuers (identified cost $404,491,590) (Notes 1 and 5)	404,491,590

Cash	324,036

Foreign currency (cost $4,142,230) (Note 1)	4,128,683

Dividends, interest and other receivables	6,880,753

Receivable for shares of the fund sold	10,694,615

Receivable for investments sold	4,765,333

Receivable for sales of delayed delivery securities (Note 1)	26,953,785

Receivable for variation margin (Note 1)	8,324,775

Unrealized appreciation on forward currency contracts (Note 1)	4,499,152

Unrealized appreciation on OTC swap contracts (Note 1)	3,644,389

Premium paid on OTC swap contracts (Note 1)	35,864

Prepaid assets	45,025

Total assets	2,293,057,716

LIABILITIES

Payable for investments purchased	14,451,079

Payable for purchases of delayed delivery securities (Note 1)	120,980,550

Payable for shares of the fund repurchased	14,213,119

Payable for compensation of Manager (Note 2)	1,007,626

Payable for custodian fees (Note 2)	88,995

Payable for investor servicing fees (Note 2)	525,305

Payable for Trustee compensation and expenses (Note 2)	389,590

Payable for administrative services (Note 2)	7,024

Payable for distribution fees (Note 2)	1,203,826

Payable for variation margin (Note 1)	2,368,800

Unrealized depreciation on OTC swap contracts (Note 1)	3,388,081

Premium received on OTC swap contracts (Note 1)	103,702

Unrealized depreciation on forward currency contracts (Note 1)	4,995,335

Written options outstanding, at value (premiums $553,651) (Notes 1 and 3)	403,433

TBA sale commitments, at value (proceeds receivable $59,137,578) (Note 1)	59,227,499

Collateral on securities loaned, at value (Note 1)	27,402,164

Collateral on certain derivative contracts, at value (Note 1)	654,130

Other accrued expenses	419,536

Total liabilities	251,829,794

Net assets	$2,041,227,922

(Continued on next page)

96 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,950,106,309

Undistributed net investment income (Note 1)	17,426,143

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	77,041,066

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(3,345,596)

Total — Representing net assets applicable to capital shares outstanding	$2,041,227,922

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,385,645,679 divided by 92,049,276 shares)	$15.05

Offering price per class A share (100/94.25 of $15.05)*	$15.97

Net asset value and offering price per class B share ($84,800,638 divided by 5,759,657 shares)**	$14.72

Net asset value and offering price per class C share ($209,238,918 divided by 14,636,497 shares)**	$14.30

Net asset value and redemption price per class M share ($28,799,780 divided by 1,957,163 shares)	$14.72

Offering price per class M share (100/96.50 of $14.72)*	$15.25

Net asset value, offering price and redemption price per class R share
($12,375,309 divided by 839,780 shares)	$14.74

Net asset value, offering price and redemption price per class R5 share
($7,050,759 divided by 463,544 shares)	$15.21

Net asset value, offering price and redemption price per class R6 share
($59,064,186 divided by 3,874,680 shares)	$15.24

Net asset value, offering price and redemption price per class Y share
($254,252,653 divided by 16,721,397 shares)	$15.21

* On single retail sales of less than $50,000. On sales of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of operations Year ended 9/30/15

INVESTMENT INCOME

Dividends (net of foreign tax of $861,727)	$27,691,354

Interest (including interest income of $384,840 from investments in affiliated issuers) (Note 5)	15,044,666

Securities lending (Note 1)	243,866

Total investment income	42,979,886

EXPENSES

Compensation of Manager (Note 2)	12,074,500

Investor servicing fees (Note 2)	3,077,656

Custodian fees (Note 2)	322,057

Trustee compensation and expenses (Note 2)	80,844

Distribution fees (Note 2)	6,881,695

Administrative services (Note 2)	52,010

Other	776,454

Total expenses	23,265,216

Expense reduction (Note 2)	(127,776)

Net expenses	23,137,440

Net investment income	19,842,446

Net realized gain on investments (net of foreign tax of $90,021) (Notes 1 and 3)	99,525,453

Net realized loss on swap contracts (Note 1)	(2,144,093)

Net realized gain on futures contracts (Note 1)	8,143,105

Net realized gain on foreign currency transactions (Note 1)	22,713,717

Net realized gain on written options (Notes 1 and 3)	611,690

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(7,724,892)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(179,304,290)

Net loss on investments	(58,179,310)

Net decrease in net assets resulting from operations	$(38,336,864)

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$19,842,446	$20,118,548

Net realized gain on investments
and foreign currency transactions	128,849,872	233,813,061

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(187,029,182)	(18,639,676)

Net increase (decrease) in net assets resulting
from operations	(38,336,864)	235,291,933

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(26,668,300)	(17,944,948)

Class B	(1,149,793)	(796,761)

Class C	(2,324,256)	(1,222,615)

Class M	(432,924)	(277,819)

Class R	(420,136)	(195,116)

Class R5	(142,352)	(100,484)

Class R6	(820,486)	(451,660)

Class Y	(3,687,618)	(2,123,577)

Net realized short-term gain on investments

Class A	(40,425,378)	—

Class B	(3,097,564)	—

Class C	(5,324,254)	—

Class M	(886,301)	—

Class R	(687,015)	—

Class R5	(192,267)	—

Class R6	(1,056,071)	—

Class Y	(4,917,052)	—

From net realized long-term gain on investments
Class A	(120,654,201)	—

Class B	(9,245,039)	—

Class C	(15,890,852)	—

Class M	(2,645,268)	—

Class R	(2,050,474)	—

Class R5	(573,844)	—

Class R6	(3,151,965)	—

Class Y	(14,675,509)	—

Increase (decrease) from capital share transactions (Note 4)	467,698,433	(10,834,254)

Total increase in net assets	168,242,650	201,344,699

NET ASSETS

Beginning of year	1,872,985,272	1,671,640,573

End of year (including undistributed net investment income
of $17,426,143 and $10,871,089, respectively)	$2,041,227,922	$1,872,985,272

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 99

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
September 30, 2015	$17.58	.17	(.29)	(.12)	(.34)	(2.07)	(2.41)	—	$15.05	(1.26)	$1,385,646	1.05	1.05	196 [d]
September 30, 2014	15.60	.21	2.00	2.21	(.23)	—	(.23)	—	17.58	14.29	1,362,485	1.06	1.21	188 [d]
September 30, 2013	13.47	.20	2.09	2.29	(.16)	—	(.16)	—	15.60	17.17	1,215,701	1.09	1.38	111 [e]
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	—	13.47	25.24	1,111,789	1.13	1.51	120 [e]
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	— [f,g]	10.79	(4.52)	1,004,060	1.14	1.53	98 [e]

Class B
September 30, 2015	$17.22	.05	(.29)	(.24)	(.19)	(2.07)	(2.26)	—	$14.72	(2.02)	$84,801	1.80	.28	196 [d]
September 30, 2014	15.28	.08	1.97	2.05	(.11)	—	(.11)	—	17.22	13.45	107,877	1.81	.45	188 [d]
September 30, 2013	13.19	.09	2.05	2.14	(.05)	—	(.05)	—	15.28	16.28	118,464	1.84	.63	111 [e]
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	13.19	24.43	126,620	1.88	.76	120 [e]
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	— [f,g]	10.60	(5.27)	130,730	1.89	.77	98 [e]

Class C
September 30, 2015	$16.82	.05	(.27)	(.22)	(.23)	(2.07)	(2.30)	—	$14.30	(1.99)	$209,239	1.80	.30	196 [d]
September 30, 2014	14.94	.07	1.94	2.01	(.13)	—	(.13)	—	16.82	13.49	168,304	1.81	.46	188 [d]
September 30, 2013	12.91	.09	2.00	2.09	(.06)	—	(.06)	—	14.94	16.28	144,081	1.84	.62	111 [e]
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	12.91	24.37	127,912	1.88	.77	120 [e]
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	— [f,g]	10.38	(5.22)	115,474	1.89	.78	98 [e]

Class M
September 30, 2015	$17.23	.09	(.28)	(.19)	(.25)	(2.07)	(2.32)	—	$14.72	(1.71)	$28,800	1.55	.54	196 [d]
September 30, 2014	15.30	.12	1.97	2.09	(.16)	—	(.16)	—	17.23	13.71	30,005	1.56	.71	188 [d]
September 30, 2013	13.21	.12	2.06	2.18	(.09)	—	(.09)	—	15.30	16.59	27,200	1.59	.88	111 [e]
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120 [e]
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	— [f,g]	10.59	(5.07)	23,402	1.64	1.03	98 [e]

Class R
September 30, 2015	$17.28	.13	(.28)	(.15)	(.32)	(2.07)	(2.39)	—	$14.74	(1.50)	$12,375	1.30	.80	196 [d]
September 30, 2014	15.33	.16	1.98	2.14	(.19)	—	(.19)	—	17.28	14.06	19,617	1.31	.96	188 [d]
September 30, 2013	13.24	.16	2.06	2.22	(.13)	—	(.13)	—	15.33	16.89	16,026	1.34	1.13	111 [e]
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	—	13.24	25.00	15,265	1.38	1.26	120 [e]
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	— [f,g]	10.60	(4.79)	13,215	1.39	1.29	98 [e]

Class R5
September 30, 2015	$17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	—	$15.21	(1.00)	$7,051.80		1.31	196 [d]
September 30, 2014	15.76	.26	2.02	2.28	(.30)	—	(.30)	—	17.74	14.59	6,434.81		1.51	188 [d]
September 30, 2013	13.58	.23	2.12	2.35	(.17)	—	(.17)	—	15.76	17.50	64.82		1.52	111 [e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.21*	.43*	120 [e]

Class R6
September 30, 2015	$17.78	.23	(.30)	(.07)	(.40)	(2.07)	(2.47)	—	$15.24	(.94)	$59,064.70		1.42	196 [d]
September 30, 2014	15.77	.27	2.03	2.30	(.29)	—	(.29)	—	17.78	14.74	31,438.71		1.56	188 [d]
September 30, 2013	13.58	.25	2.12	2.37	(.18)	—	(.18)	—	15.77	17.62	24,534.72		1.62	111 [e]
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	13.58	6.26*	11	.18*	.45*	120 [e]

Class Y
September 30, 2015	$17.74	.22	(.29)	(.07)	(.39)	(2.07)	(2.46)	—	$15.21	(.96)	$254,253.80		1.31	196 [d]
September 30, 2014	15.73	.25	2.02	2.27	(.26)	—	(.26)	—	17.74	14.59	146,825.81		1.46	188 [d]
September 30, 2013	13.58	.24	2.10	2.34	(.19)	—	(.19)	—	15.73	17.47	125,570.84		1.65	111 [e]
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	—	13.58	25.58	170,199.88		1.76	120 [e]
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	— [f,g]	10.88	(4.33)	147,682.89		1.79	98 [e]

See notes to financial highlights at the end of this section.
The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 101

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	208%

September 30, 2012	253

September 30, 2011	241

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

Dynamic Asset Allocation Growth Fund 103

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

104 Dynamic Asset Allocation Growth Fund

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

Dynamic Asset Allocation Growth Fund 105

instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries,

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a

106 Dynamic Asset Allocation Growth Fund

payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time

Dynamic Asset Allocation Growth Fund 107

a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,414,306 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,018,868 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $27,402,164 and the value of securities loaned amounted to $26,776,434.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

108 Dynamic Asset Allocation Growth Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015, the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and a substantially similar unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $22,358,473 to decrease distributions in excess of net investment income, $44,564 to increase paid-in capital and $22,403,037 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$138,227,913
Unrealized depreciation	(138,580,320)

Net unrealized depreciation	(352,407)
Undistributed ordinary income	17,639,540
Undistributed long-term gain	75,090,910
Cost for federal income tax purposes	$2,222,991,880

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis

Dynamic Asset Allocation Growth Fund 109

that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through January 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,199,229	Class R5	10,622

Class B	151,770	Class R6	23,987

Class C	293,260	Class Y	316,810

Class M	46,987	Total	$3,077,656

Class R	34,991

110 Dynamic Asset Allocation Growth Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,724 under the expense offset arrangements and by $123,052 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,232, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,612,242	Class M	231,616

Class B	999,569	Class R	115,148

Class C	1,923,120	Total	$6,881,695

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $391,598 and $5,457 from the sale of class A and class M shares, respectively, and received $36,179 and $4,645 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,801 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$3,572,912,658	$3,346,462,036

U.S. government securities (Long-term)	—	—

Total	$3,572,912,658	$3,346,462,036

Dynamic Asset Allocation Growth Fund	111

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$3,109,000	$553,651	$964,099	$402,890

Options opened	—	—	1,478,412	701,444
Options exercised	—	—	—	—
Options expired	—	—	(1,519,054)	(725,637)
Options closed	—	—	(923,457)	(378,697)

Written options outstanding at
the end of the reporting period	$3,109,000	$553,651	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/15		Year ended 9/30/14

Class A	Shares	Amount	Shares	Amount

Shares sold	13,730,758	$224,591,224	8,213,820	$139,253,104

Shares issued in connection with
reinvestment of distributions	11,494,207	180,918,825	1,055,899	17,263,946

	25,224,965	405,510,049	9,269,719	156,517,050

Shares repurchased	(10,659,771)	(175,017,100)	(9,707,640)	(164,355,746)

Net increase (decrease)	14,565,194	$230,492,949	(437,921)	$(7,838,696)

	Year ended 9/30/15		Year ended 9/30/14

Class B	Shares	Amount	Shares	Amount

Shares sold	748,433	$12,017,320	564,718	$9,407,723

Shares issued in connection with
reinvestment of distributions	851,277	13,186,281	47,919	771,490

	1,599,710	25,203,601	612,637	10,179,213

Shares repurchased	(2,104,948)	(34,099,932)	(2,101,472)	(34,941,360)

Net decrease	(505,238)	$(8,896,331)	(1,488,835)	$(24,762,147)

	Year ended 9/30/15		Year ended 9/30/14

Class C	Shares	Amount	Shares	Amount

Shares sold	4,815,615	$74,670,704	1,533,921	$25,072,133

Shares issued in connection with
reinvestment of distributions	1,457,541	21,921,412	72,727	1,143,998

	6,273,156	96,592,116	1,606,648	26,216,131

Shares repurchased	(1,644,991)	(25,563,286)	(1,240,711)	(20,205,883)

Net increase	4,628,165	$71,028,830	365,937	$6,010,248

112 Dynamic Asset Allocation Growth Fund

	Year ended 9/30/15		Year ended 9/30/14

Class M	Shares	Amount	Shares	Amount

Shares sold	175,818	$2,805,435	149,940	$2,483,234

Shares issued in connection with
reinvestment of distributions	256,301	3,959,846	17,189	276,393

	432,119	6,765,281	167,129	2,759,627

Shares repurchased	(216,244)	(3,488,508)	(203,847)	(3,399,851)

Net increase (decrease)	215,875	$3,276,773	(36,718)	$(640,224)

	Year ended 9/30/15		Year ended 9/30/14

Class R	Shares	Amount	Shares	Amount

Shares sold	874,067	$14,209,956	334,354	$5,543,748

Shares issued in connection with
reinvestment of distributions	198,270	3,061,286	12,058	194,129

	1,072,337	17,271,242	346,412	5,737,877

Shares repurchased	(1,367,876)	(21,097,983)	(256,228)	(4,243,600)

Net increase (decrease)	(295,539)	$(3,826,741)	90,184	$1,494,277

	Year ended 9/30/15		Year ended 9/30/14

Class R5	Shares	Amount	Shares	Amount

Shares sold	65,205	$1,089,979	453,712	$7,592,690

Shares issued in connection with
reinvestment of distributions	57,208	908,463	6,105	100,484

	122,413	1,998,442	459,817	7,693,174

Shares repurchased	(21,521)	(358,538)	(101,195)	(1,753,792)

Net increase	100,892	$1,639,904	358,622	$5,939,382

	Year ended 9/30/15		Year ended 9/30/14

Class R6	Shares	Amount	Shares	Amount

Shares sold	2,283,363	$37,526,386	361,785	$6,227,550

Shares issued in connection with
reinvestment of distributions	316,259	5,028,522	27,407	451,660

	2,599,622	42,554,908	389,192	6,679,210

Shares repurchased	(493,176)	(8,076,418)	(176,366)	(3,001,473)

Net increase	2,106,446	$34,478,490	212,826	$3,677,737

	Year ended 9/30/15		Year ended 9/30/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	20,039,290	$329,845,922	5,480,943	$94,414,138

Shares issued in connection with
reinvestment of distributions	1,439,211	22,840,284	126,504	2,082,263

	21,478,501	352,686,206	5,607,447	96,496,401

Shares repurchased	(13,031,688)	(213,181,647)	(5,314,580)	(91,211,232)

Net increase	8,446,813	$139,504,559	292,867	$5,285,169

Dynamic Asset Allocation Growth Fund 113

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	931	0.20%	$14,161

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$34,074,401	$289,868,123	$217,031,895	$53,728	$106,910,629

Putnam Short Term
Investment Fund*	289,181,864	288,226,933	307,230,000	331,112	270,178,797

Totals	$323,256,265	$578,095,056	$524,261,895	$384,840	$377,089,426

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

114 Dynamic Asset Allocation Growth Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$360,000

Written equity option contracts (contract amount) (Note 3)	$380,000

Written swap option contracts (contract amount) (Note 3)	$3,100,000

Futures contracts (number of contracts)	6,000

Forward currency contracts (contract amount)	$460,900,000

Centrally cleared interest rate swap contracts (notional)	$216,700,000

OTC total return swap contracts (notional)	$201,200,000

OTC credit default contracts (notional)	$6,000,000

Centrally cleared credit default contracts (notional)	$77,400,000

Warrants (number of warrants)	830,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$207,100*	Payables	$166,479

Foreign exchange
contracts	Receivables	4,499,152	Payables	4,995,335

Investments,
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	7,245,394*	Payables	8,652,078*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,464,658*	depreciation	3,897,853*

Total		$13,416,304		$17,711,745

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Growth Fund 115

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$(2,685,203)	$(2,685,203)

Foreign
exchange
contracts	—	—	—	22,548,223	—	$22,548,223

Equity
contracts	50,051	(168,695)	7,118,022	—	4,292,554	$11,291,932

Interest rate
contracts	—	(181,162)	1,025,083	—	(3,751,444)	$(2,907,523)

Total	$50,051	$(349,857)	$8,143,105	$22,548,223	$(2,144,093)	$28,247,429

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$(275,306)	$(275,306)

Foreign
exchange
contracts	—	—	—	(7,723,397)	—	$(7,723,397)

Equity
contracts	(1,140,330)	(133,244)	2,037,371	—	(1,505,522)	$(741,725)

Interest rate
contracts	—	104,940	(689,594)	—	(751,414)	$(1,336,068)

Total	$(1,140,330)	$(28,304)	$1,347,777	$(7,723,397)	$(2,532,242)	$(10,076,496)

116 Dynamic Asset Allocation Growth Fund

This page left blank intentionally.

Dynamic Asset Allocation Growth Fund 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$39,970	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$39,970

OTC Total return swap contracts*#	—	8,140	—	3,576,774	3,587	—	—	—	—	—	—	—	—	—	—	3,588,501

OTC Credit default contracts*#	—	—	—	—	44,556	—	20,878	—	—	3,959	—	—	—	—	—	69,393

Centrally cleared credit default contracts§	—	—	2,220,414	—	—	—	—	—	—	—	—	—	—	—	—	2,220,414

Futures contracts§	—	—	—	—	—	—	—	—	—	—	6,064,391	—	—	—	—	6,064,391

Forward currency contracts#	399,311	342,754	—	31,560	389,485	246,250	180,983	346,014	890,001	—	—	464,678	691,328	196,327	320,461	4,499,152

Purchased swap options**#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Assets	$399,311	$350,894	$2,260,384	$3,608,334	$437,628	$246,250	$201,861	$346,014	$890,001	$3,959	$6,064,391	$464,678	$691,328	$196,327	$320,461	$16,481,821

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	901	—	—	—	—	—	—	—	—	—	—	—	—	901

OTC Total return swap contracts*#	—	14,679	—	3,253,248	—	—	35,018	—	—	—	—	—	—	—	—	3,302,945

OTC Credit default contracts*#	6,140	2,090	—	—	115,654	—	34,078	—	—	8,517	—	—	—	—	—	166,479

Centrally cleared credit default contracts§	—	—	1,992,529	—	—	—	—	—	—	—	—	—	—	—	—	1,992,529

Futures contracts§	—	—	—	—	—	—	—	—	—	—	375,370	—	—	—	—	375,370

Forward currency contracts#	391,123	387,601	—	457,056	819,786	27,610	393,240	234,681	702,254	—	—	322,160	874,734	293,250	91,840	4,995,335

Written swap options#	—	—	—	—	—	—	—	—	403,433	—	—	—	—	—	—	403,433

Total Liabilities	$397,263	$404,370	$1,993,430	$3,710,304	$935,440	$27,610	$462,336	$234,681	$1,105,687	$8,517	$375,370	$322,160	$874,734	$293,250	$91,840	$11,236,992

Total Financial and Derivative Net Assets	$2,048	$(53,476)	$266,954	$(101,970)	$(497,812)	$218,640	$(260,475)	$111,333	$(215,686)	$(4,558)	$5,689,021	$142,518	$(183,406)	$(96,923)	$228,621	$5,244,829

Total collateral received (pledged)†##	$—	$(39,992)	$—	$150,000	$(449,961)	$160,000	$(210,958)	$111,333	$(206,979)	$—	$—	$142,518	$(110,978)	$—	$—

Net amount	$2,048	$(13,484)	$266,954	$(251,970)	$(47,851)	$58,640	$(49,517)	$—	$(8,707)	$(4,558)	$5,689,021	$—	$(72,428)	$(96,923)	$228,621

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

118 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 119

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $115,178,053 as a capital gain dividend with respect to the taxable year ended September 30, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 41.35% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 66.81%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,670,990 of distributions paid as qualifying to be taxed as interest-related dividends, and $55,880,223 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

120 Dynamic Asset Allocation Growth Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Dynamic Asset Allocation Growth Fund 121

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

122 Dynamic Asset Allocation Growth Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Growth Fund 123

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

124 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN058
296865 11/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta,, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$164,131	$ —	$36,176	$ —
September 30, 2014	$160,497	$ —	$40,243	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $715,852 and $616,417 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$679,676	$ —	$ —

September 30, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015